                                                                    Exhibit 10.1

                                   INDENTURE

                         Dated as of August 17, 2001
                                     among


                          GRAD PARTNERS PREMIER, LLC
                                   as Issuer
                                   ---------


                      MARKET STREET FUNDING CORPORATION
                                 as Noteholder
                                 -------------


                        PNC BANK, NATIONAL ASSOCIATION
                               as Administrator
                               ----------------


                               FIFTH THIRD BANK
                             as Indenture Trustee
                             --------------------

                                     and

                        as Eligible Lender Trustee
                        --------------------------

                                      and

                             GRAD PARTNERS, INC.
                              as Master Servicer
                              ------------------

                               TABLE OF CONTENTS

                                                                                                                    Page
ARTICLE I

NOTEHOLDER LOANS....................................................................................................  2
       1.01.  Commitments to Lend; Limits on Noteholder's Obligations...............................................  2
       1.02.  Borrowing Procedures..................................................................................  2
       1.03.  Grant of Security Interest............................................................................  3
       1.04.  Release of Collateral.................................................................................  3
       1.05.  Effect of Release.....................................................................................  4

ARTICLE II

NOTE................................................................................................................  5
       2.01.  Note..................................................................................................  5
       2.02.  Interest on Noteholder Loans..........................................................................  5
       2.03.  Repayments and Prepayments............................................................................  6
       2.04.  General Procedures....................................................................................  7
       2.05.  Reduction in Facility Amount..........................................................................  7
       2.06.  Characterization of Note..............................................................................  7
       2.07.  Limited Recourse......................................................................................  7

ARTICLE III

SETTLEMENTS.........................................................................................................  8
       3.01.  Accounts; Investments by Indenture Trustee............................................................  8
       3.02.  Collection of Moneys.................................................................................. 10
       3.03.  Collection Account.................................................................................... 10
       3.04.  Reserve Account....................................................................................... 12
       3.05.  Payments and Computations, Etc.; Monthly Advances..................................................... 13

ARTICLE IV

FEES AND YIELD PROTECTION........................................................................................... 14
       4.01.  Fees.................................................................................................. 14
       4.02.  Yield Protection...................................................................................... 14
       4.03.  Funding Losses........................................................................................ 16

ARTICLE V

CONDITIONS OF BORROWINGS..................................................................................  16
       5.01.  Conditions Precedent to Initial Borrowing...................................................  16
       5.02.  Conditions Precedent to All Borrowings......................................................  18
       5.03.  Delivery of Schedule of Financed Student Loans..............................................  19

ARTICLE VI

REPRESENTATIONS AND WARRANTIES............................................................................  20
       6.01.  Representations and Warranties of Issuer....................................................  20
       6.02.  Reassignment upon Breach....................................................................  22
       6.03.  Representations and Warranties of Indenture Trustee.........................................  23
       6.04.  Representations and Warranties of Eligible Lender Trustee...................................  24


ARTICLE VII

GENERAL COVENANTS OF ISSUER...............................................................................  24
       7.01.  Affirmative Covenants of Issuer.............................................................  24
       7.02.  Reporting Requirements of Issuer............................................................  26
       7.03.  Servicing Covenants.........................................................................  28
       7.04.  Negative Covenants of Issuer................................................................  30

ARTICLE VIII

EVENTS OF DEFAULT.........................................................................................  32
       8.01.  Events of Default...........................................................................  32
       8.02.  Remedies....................................................................................  34

ARTICLE IX

THE ADMINISTRATOR; INDENTURE TRUSTEE......................................................................  34
       9.01.  Authorization and Action....................................................................  34
       9.02.  Administrator's Reliance, Etc...............................................................  35
       9.03.  Administrator's Affiliates..................................................................  35
       9.04.  Acceptance of the Trusts....................................................................  35
       9.05.  Fees, Charges and Expenses of Indenture Trustee.............................................  38
       9.06.  Notice to Noteholder if Default Occurs......................................................  38
       9.07.  Intervention by Indenture Trustee...........................................................  38
       9.08.  Successors..................................................................................  38
       9.09.  Resignation.................................................................................  38

       9.10.  Removal................................................................................................  39
       9.11.  Appointment of Successor...............................................................................  39
       9.12.  Concerning Any Successor...............................................................................  39
       9.13.  Appointment of Co-Trustee..............................................................................  39
       9.14.  Successor Indenture Trustee as Trustee of Funds........................................................  40
       9.15.  Indemnification........................................................................................  40

ARTICLE X

ASSIGNMENT OF NOTEHOLDER'S INTEREST..................................................................................  41
      10.01.  Restrictions on Assignments............................................................................  41
      10.02.  Rights of Assignee.....................................................................................  42
      10.03.  Evidence of Assignment.................................................................................  42

ARTICLE XI

INDEMNIFICATION
 .....................................................................................................................  42
      11.01.  Indemnities............................................................................................  42

ARTICLE XII

SERVICING OF FINANCED STUDENT LOANS..................................................................................  44
      12.01.  Duties of Master Servicer..............................................................................  44
      12.02.  Collection of Financed Student Loan Payments...........................................................  46
      12.03.  Realization upon Financed Student Loans................................................................  46
      12.04.  No Impairment..........................................................................................  47
      12.05.  Purchase of Financed Student Loans.....................................................................  47
      12.06.  Master Servicer's Report...............................................................................  47
      12.07.  Annual Statement as to Compliance; Notice of Default...................................................  47
      12.08.  Access to Certain Documentation and Information Regarding Financed Student Loans.......................  48
      12.09.  Servicer Expenses......................................................................................  48
      12.10.  Appointment of Sub-Servicers...........................................................................  48
      12.11.  Maintenance of Fidelity Bond and Errors and Omission Policy............................................  49
      12.12.  Representations of Master Servicer.....................................................................  49
      12.13.  Indemnities of Master Servicer.........................................................................  51
      12.14.  Grad Partners Not To Resign as Master Servicer.........................................................  51
      12.15.  Servicer Default.......................................................................................  51
      12.16.  Appointment of Successor...............................................................................  52
      12.17.  Master Servicer Fee....................................................................................  53

ARTICLE XIII

MISCELLANEOUS.......................................................................................................  53
       13.01. Amendments, Etc.......................................................................................  53
       13.02. Notices, Etc..........................................................................................  53
       13.03. No Waiver; Remedies...................................................................................  54
       13.04. Binding Effect; Survival..............................................................................  54
       13.05. Costs, Expenses and Taxes.............................................................................  54
       13.06. No Proceedings........................................................................................  55
       13.07. Captions and Cross References.........................................................................  55
       13.08. Integration...........................................................................................  55
       13.09. Governing Law.........................................................................................  55
       13.10. Waiver Of Jury Trial..................................................................................  55
       13.11. Execution in Counterparts.............................................................................  56
       13.12. No Recourse Against Other Parties.....................................................................  56

                                  APPENDICES
                                  ----------

APPENDIX A            Definitions



                                   SCHEDULES
                                   ---------

SCHEDULE 6.01(k)      List of Offices of Issuer where Records Are Kept



                                   EXHIBITS
                                   --------

EXHIBIT 1.02          Form of Borrowing Notice

EXHIBIT 1.04          Form of Release Certification

EXHIBIT 2.01          Form of Note

EXHIBIT 5.02(d)       Form of Coverage Condition Certificate

EXHIBIT 7.02(c)       Form of Monthly Report

                                   INDENTURE
                                   ---------

                          Dated as of August 17, 2001

         THIS IS AN INDENTURE, among GRAD PARTNERS PREMIER, LLC, a Delaware limited liability company, ("Issuer"), MARKET STREET FUNDING CORPORATION, a
                             ------
Delaware corporation ("Noteholder"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as
                       ----------                                     ---
administrator for Noteholder (in such capacity, and together with any successor thereto in such capacity, the "Administrator"), FIFTH THIRD BANK, as indenture
                               -------------
trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such
                    -----------------
capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee") and GRAD PARTNERS, INC., as master servicer (in such
 -----------------------
capacity, the "Master Servicer"). Unless otherwise indicated, capitalized terms
               ---------------
used in this Agreement are defined in Appendix A.
                                      ----------

                                  BACKGROUND
                                  ----------

         1. Issuer will purchase from time to time Student Loans, the legal title of which is held by the Eligible Lender Trustee on behalf of the Issuer.

         2. Issuer intends to finance certain of the Student Loans by borrowing Noteholder Loans from Noteholder. Issuer has requested Noteholder, and Noteholder has agreed, subject to the terms and conditions contained in this Agreement, to make Noteholder Loans to Issuer from time to time during the term of this Agreement, which Noteholder Loans will be secured by such Student Loans and other Collateral.

         3. Grad Partners has agreed to act as Master Servicer to service the Financed Student Loans.

         4. PNC has been requested by Noteholder, and is willing, to act as the Administrator.

         5. Fifth Third Bank has been requested by Issuer, and is willing to act as Indenture Trustee and as Eligible Lender Trustee.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                               NOTEHOLDER LOANS

          SECTION 1.01. Commitments to Lend; Limits on Noteholder's Obligations.
                        -------------------------------------------------------
Upon the terms and subject to the conditions of this Agreement, from time to time prior to the Termination Date, Issuer may request that Noteholder make loans to Issuer secured by the Collateral (each, a "Noteholder Loan") and
                                                    ---------------
Noteholder shall make such Noteholder Loans; provided that no Noteholder Loan
                                             --------
shall be made by Noteholder if, after giving effect thereto, the then Total Outstanding Principal would exceed the Facility Amount. Notwithstanding anything in this Agreement to the contrary, the proceeds of each Noteholder Loan shall be used by Issuer only for the purchase of Student Loans pursuant to a Purchase and Sale Agreement or otherwise fund Student Loans or to make deposits to the Collection Account to be applied as permitted herein; provided, however, in the
                                                      --------  -------
case of the first Borrowing hereunder, such proceeds (or a portion thereof) may be used to fund the Reserve Account so that the amount therein at least equals the Reserve Account Minimum Balance; provided, further that any acquisition of
                                     --------  -------
Student Loans by the Issuer pursuant to a Purchase and Sale Agreement (other than the Purchase and Sale Agreement dated as of the date hereof) shall be subject to: (i) the prior written consent of the Administrator and (ii) the Administrator's receipt, if so requested by the Administrator in connection therewith, of the related Purchase and Sale Agreement and such opinions of counsel, UCC financing statements and other certificates and approvals as the Administrator may reasonably request.

          SECTION 1.02. Borrowing Procedures.
                        --------------------

          (a) Notice of Borrowing. Each Borrowing hereunder shall be made upon
              -------------------
Issuer's irrevocable written notice, substantially in the form of Exhibit 1.02
                                                                  ------------
(a "Borrowing Notice"), delivered to the Administrator in accordance with
    ----------------
Section 13.02 (which notice must be received by the Administrator prior to 11:00
-------------
a.m., New York City time) not less than two Business Days prior to the requested Borrowing Date, which notice shall specify (A) the amount requested to be borrowed by Issuer (which amount shall be in a minimum amount of $1,000,000 or in integral $100,000 multiples in excess thereof), and (B) the date of such Borrowing (which shall be a Business Day).

          (b) Funding of Borrowing. On the date of each Borrowing, upon
              --------------------
satisfaction of the applicable conditions set forth in Article V, Noteholder
                                                       ---------
shall make available to the Administrator at the Administrator's Office the principal amount of such Borrowing and after receipt by the Administrator of such funds, the Administrator shall (i) if such funds are to be used to purchase or otherwise fund Student Loans on such date, make such funds available to Issuer in same day funds, and (ii) if such funds are not to be used to purchase or otherwise fund Student Loans on such day, deposit such funds in the Collection Account; provided, that no such deposits shall be
                    --------
made pursuant to this clause (ii) (1) to the extent such deposit would exceed $5,000,000 or (2) which remain in the Collection Account for a period of greater than 30 days. Advances in connection with Borrowings to fund any FFEL Loan or HEAL Loan shall be made in an amount not to exceed the lesser of (i) 105.85% of the outstanding Principal Balance of such Student Loan plus accrued and unpaid
                                                       ----
interest thereon or (ii) the Related Premium Amount with respect to any such Student Loan. Advances in connection with Borrowings to fund any Consumer Education Loan which has the benefit of a Consumer Education Loan Guarantee Agreement, the Guarantor of which is TUITIONGard shall be made in an amount not to exceed the lesser of (i) the outstanding Principal Balance of such Student Loan at such time, plus accrued and unpaid interest thereon or (ii) such
                   ----
Consumer Education Loan's actual purchase price if purchased at a discount by Issuer. Advances in connection with Borrowings to fund any other type of Consumer Education Loan shall be made in an amount not to exceed the lesser of
(i) 98% of the outstanding Principal Balance of such Consumer Education Loan plus accrued and unpaid interest thereon or (ii) such Consumer Education Loan's
----
actual purchase price, if purchased at a discount; it being understood that if such Consumer Education Loan has an initial deposit into the Reserve Account in an amount equal to at least 2% of the Principal Balance thereof (or such greater amount as requested by the Administrator at such time), any advance with respect thereto may be made in an amount agreed to at such time between the Administrator and the Issuer (but not to exceed 100% of the Principal Balance thereof) plus accrued and unpaid interest thereon.
         ----

          SECTION 1.03. Grant of Security Interest. Issuer (and the Eligible
                        --------------------------
Lender Trustee, in its capacity as title holder to the Financed Student Loans that are a part of the Collateral) hereby grants to the Indenture Trustee, for the benefit of the Secured Parties, a first priority, continuing lien and security interest in all right, title and interest of Issuer (and the Eligible Lender Trustee) in, to and under the Collateral, whether now owned or hereafter acquired or existing. Such lien and security interest shall secure all of Issuer's obligations (monetary or otherwise) hereunder and under the other Transaction Documents to which Issuer is a party, including, without limitation, the payments on the Note, the payment of Fees and all Indemnified Amounts and the obligation to cause the Master Servicer to turn over all Collections (or cause all Collections to be remitted) to the Indenture Trustee for deposit into the Collection Account. The Indenture Trustee hereby accepts the foregoing grant of a security interest in the Collateral, and agrees to hold such security interest in trust for the benefit of the Secured Parties pursuant to the terms of this Agreement.

          SECTION 1.04. Release of Collateral. From time to time, Issuer may
                        ---------------------
request the Indenture Trustee to release its security interest in any Financed Student Loans by delivering to the Indenture Trustee and the Administrator a notice (a "Notice of Release") of its desire that such a release occur, such
           -----------------
Notice of Release to be delivered at least ten days but no more than 30 days before any day on which Issuer may desire that such release occur. Issuer also shall provide written notice at least two Business Days prior to the day within the period covered by such Notice of Release on which it desires that such release occur. Such Notice of Release shall state

Issuer plans to sell or otherwise dispose of such Financed Student Loans in connection with a sale, securitization or other disposition thereof (which Financed Student Loans will be specifically identified in such Notice of Release). The release of the Indenture Trustee's security interest in any Financed Student Loans pursuant to this Section 1.04 shall be subject to the
                                        ------------
following conditions precedent:

               (i)  before and after giving effect to such release,

                    (A) there shall not exist any Event of Default or Unmatured Event of Default; and

                    (B)  the Coverage Condition is met; and

                    (C) the Noteholder is not materially and adversely affected by the selection made by Issuer of the Financed Student Loans in comparison to purchasers of Financed Student Loans from Issuer (through the Eligible Lender Trustee) in connection with any asset securitization or sale by Issuer occurring during the Revolving Period.

               (ii) on or prior to such release, Issuer shall have delivered a certificate to the Indenture Trustee and the Administrator, substantially in the form of Exhibit 1.04, certifying that the
                                       ------------
          foregoing conditions described in clause (i) above shall have been
                                            ----------
          satisfied in connection therewith, together with a pro forma Coverage Condition Certificate demonstrating compliance of the condition described in clause (B) above.
                       ----------

          SECTION 1.05. Effect of Release. Upon the satisfaction of the
                        -----------------
foregoing conditions in accordance with Section 1.04, all right, title and
                                        ------------
interest of the Indenture Trustee in, to and under such Financed Student Loans shall terminate and revert to Issuer, its successors and assigns, and the right, title and interest of the Indenture Trustee in such Financed Student Loans shall thereupon cease, terminate and become void; and, upon the request of Issuer, its successors or assigns, and at the cost and expense of Issuer, the Indenture Trustee shall execute such UCC-3 financing statements and releases as are necessary or reasonably requested by Issuer to terminate and remove of record any documents constituting public notice of the security interest in such Financed Student Loans granted hereunder being released.

                                  ARTICLE II

                                     NOTE

          SECTION 2.01. Note. The Noteholder Loans shall be evidenced by a
                        ----
promissory note (as from time to time supplemented, extended, amended or replaced, the "Note"), substantially in the form set forth in Exhibit 2.01, with
               ----                                           ------------
appropriate insertions, dated the date hereof, payable to the order of Noteholder in the maximum principal amount of $150,000,000 (or, if less, in the aggregate unpaid principal amount of all of the Noteholder Loans) on the Maturity Date. Principal of the Noteholder Loans shall be paid from time to time as set forth in Sections 2.03 and 3.03. The Administrator shall record in its
                -------------     ----
records, or at its option on the schedule attached to the Note, the date and amount of each Noteholder Loan made hereunder, the interest rate with respect thereto, each repayment thereof, and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Issuer hereunder or under the Note to repay the principal amount of all Noteholder Loans, together with all interest accruing thereon, as set forth in this Agreement.

          SECTION 2.02. Interest on Noteholder Loans.
                        ----------------------------

          (a)   Interest Rates. Each Noteholder Loan shall accrue interest
               --------------
during each Collection Period at the following rates, which interest shall be payable as set forth in paragraph (b) below:
                        -------------

               (i)  at all times while the making or maintenance of such
          Noteholder Loan (or the applicable portion thereof) by Noteholder is funded by the issuance of Commercial Paper Notes, the CP Rate for such
         Collection Period; and

               (ii) at all times while the making or maintenance of such Noteholder Loan (or the applicable portion thereof) by Noteholder is funded under a Program Support Agreement, (A) 0.625% per annum over the Eurodollar Rate, or (B) the Alternate Base Rate, as selected by the Administrator in its sole discretion;

provided, however, that for any day while an Event of Default or an Unmatured
--------  -------
Event of Default exists the rate of interest on each Noteholder Loan shall be an interest rate equal to 2% per annum above the Alternate Base Rate in effect on
                          ---------
such day.

          The interest rate on any Noteholder Loan bearing interest at the Alternate Base Rate shall change simultaneously with each change in the Alternate Base Rate.

          (b)  Interest Payment Dates. Interest accrued on each Noteholder Loan
               ----------------------
shall be paid on each of:

               (i)   the Maturity Date;

               (ii)  each Payment Date;

               (iii) the date of any prepayment, in whole or in part, of the outstanding principal of such Noteholder Loan pursuant to Sections 2.03(b) to the extent of the amount being prepaid; and

               (iv) the date of the Maturity Date of any Noteholder Loan which is accelerated pursuant to Section 8.02.

          SECTION 2.03. Repayments and Prepayments. Issuer shall repay in full
                        --------------------------
the unpaid principal amount of each Noteholder Loan on the Maturity Date. Prior thereto, Issuer:

          (a) may, from time to time on any Payment Date with respect to any Noteholder Loan, make a prepayment, in whole or in part, of the outstanding principal amount of any such Noteholder Loan; provided, however, that
                                              --------  -------

               (i) all such voluntary prepayments shall require (x) in the case of prepayments of $20,000,000 or less, at least two Business Days' (but no more than five Business Days') prior written notice to the Administrator, (y) in the case of prepayments of less than or equal to $50,000,000 but more than $20,000,00, at least five Business Days' prior written notice to the Administrator and (z) in the case of all other prepayments, at least ten Business Days' prior written notice to the Administrator; and

               (ii) all such voluntary partial prepayments shall be in a minimum amount of $1,000,000;

          (b) shall, on each date when any reduction in the Facility Amount becomes effective pursuant to Section 2.05, make a prepayment of the Noteholder
                              ------------
Loans in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Noteholder Loans over the Facility Amount as so reduced;

          (c) shall, on any applicable Payment Date, make a prepayment of the outstanding principal amount of the Noteholder Loans in an amount equal to the amount required to be paid with respect thereto pursuant to clause sixth of
                                                            ------------
Section 3.03(b);
---------------

          (d) shall, to the extent (i) there is a Reassignment of any Financed Student Loans pursuant to Section 6.02 or (ii) the Master Servicer repurchases a
                          ------------
Financed Student Loan pursuant to Section 12.05, in either case, prepay the
                                  -------------
outstanding Principal Balance of the Noteholder Loan in an amount equal to the principal portion of the Reassignment Amount or the Servicer Repurchase Amount, as applicable, therefor on such date; and

          (e) shall, immediately upon any acceleration of the Maturity Date of any Noteholder Loans pursuant to Section 8.02, repay such Noteholder Loans.
                                 ------------

          Each such prepayment shall be subject to the payment of any amounts required by Section 4.03 resulting from a prepayment or payment of a Noteholder
            ------------
Loan prior to the Payment Date with respect thereto.

          SECTION 2.04. General Procedures. No outstanding principal shall be
                        ------------------
considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrator for the purpose of paying such principal. No principal or interest shall be considered paid by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

          SECTION 2.05. Reduction in Facility Amount. The unused portion of the
                        ----------------------------
Facility Amount may be decreased by an amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof upon 10 Business Days' prior written notice by Issuer to the Administrator; provided the Facility Amount shall in no
                                       --------
event be less than $25,000,000.

          SECTION 2.06. Characterization of Note. Issuer and the Noteholder
                        ------------------------
agree to treat the Note for federal, state and local income and franchise tax purposes, and for book purposes, as indebtedness only of Issuer.

          SECTION 2.07. Limited Recourse. Notwithstanding any other provision of
                        ----------------
this Agreement to the contrary, the obligations of Issuer incurred under this Agreement and any related document, are limited obligations of Issuer payable solely from the Collateral, and, subject to Section 13.12 herein, neither Issuer
                                            -------------
nor any of its officers, directors, employees or stockholders shall be individually or personally liable under this Agreement for such obligations.

                                  ARTICLE III

                                  SETTLEMENTS

          SECTION 3.01. Accounts; Investments by Indenture Trustee.
                        ------------------------------------------

          (a)  Accounts. On or before the first Borrowing Date, the Indenture
               --------
Trustee shall establish, for the benefit of the Noteholder to the extent of its interests therein as provided herein, the Collection Account and the Reserve Account, which accounts shall be segregated accounts maintained at a Qualified Institution selected by the Indenture Trustee.

          Subject to the further provisions of this Section 3.01, the Indenture
                                                    ------------
Trustee shall, upon receipt deposit into such Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions hereof. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Agreement.

          (b)  Administration of Payments. Unless otherwise advised by the
               --------------------------
Administrator in writing or required herein, the Indenture Trustee shall assume that any amount remitted to it by the Master Servicer in its capacity as trustee hereunder or Issuer is to be deposited into the Collection Account pursuant to
Section 3.03. The Indenture Trustee may establish from time to time such
------------
deadline or deadlines as it shall determine are reasonable or necessary in the administration hereof after which all amounts received or collected by the Indenture Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

          (c)  No Set-Off. Neither the Eligible Lender Trustee nor the Indenture
               ----------
Trustee shall have any right of set-off against Collections, Accounts, or any investment therein, whether or not commingled to satisfy any other obligations, and each of the Eligible Lender Trustee, the Administrator, the Indenture Trustee and each Program Support Provider hereby irrevocably waives any and all such rights.

          (d)  Investments. Amounts in the Reserve Account and the Collection
               -----------
Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Issuer Order
                                         ---------------
may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by facsimile transmission from the employees or agents of

Issuer identified therein, in each case in such amounts as such Issuer Order shall specify. Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all Investment Earnings on amounts in the Accounts.

          (e)  Investments in the Absence of an Issuer Order; Notice of
               --------------------------------------------------------
Uninvested Cash. In the event that either (i) Issuer shall have failed to give
---------------
investment directions to the Indenture Trustee by 11:00 a.m., New York City time, on any Business Day on which there may be uninvested cash deposited in the Accounts or (ii) an Event of Default or Unmatured Event of Default shall have occurred and be continuing, then the Indenture Trustee shall invest such funds in Eligible Investments as directed by the Administrator by 1:00 p.m., New York City time, on such Business Day (to the extent such investments are then available) or, if no such directions are given by such time, in Eligible Investments described in clause (iv) of the definition thereof. All Eligible
                         -----------
Investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f).
                                    ---------------

          (f)  Maturity of Eligible Investments. Unless otherwise specified by
               --------------------------------
the Administrator in writing, Eligible Investments shall mature (or, with respect to mutual fund investments (shall be redeemable) without premium or penalty) no later than the Business Day prior to each Payment Date in an amount sufficient to pay all interest and fees hereunder and under the other Transaction Documents to which Issuer is a party due on such Payment Date. All income or other gains from the investment of moneys deposited in the Accounts shall be deposited by the Indenture Trustee in the Collection Account upon receipt and shall be deemed to constitute a portion of the Available Funds for the related Payment Date.

          (g)  Form of Investment. Any investment of any funds in the Accounts
               ------------------
shall be made under the following terms and conditions:

               (i) each such investment shall be made in the name of the Indenture Trustee, for the benefit of Issuer and the Secured Parties (to the extent of their respective interests therein), or in the name of a nominee of the Indenture Trustee; and

               (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee, and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment.

          (h)  Indenture Trustee Not Liable. The Indenture Trustee shall not in
               ----------------------------
any way be held liable by reason of any insufficiency in the Accounts resulting from losses on investments made in accordance with the provisions of this
Section 3.01 (but the institution serving as Indenture Trustee shall at all
------------
times remain liable for its own debt obligations, if any, constituting part of such investments) except for gross negligence or intentional misconduct.

          SECTION 3.02. Collection of Moneys. If at any time Issuer and/or the
                        --------------------
Master Servicer shall receive any Collections on or in respect of any Financed Student Loan (including any Guarantee Payment, Interest Subsidy Payment or Special Allowance Payment), it shall hold such Collections for the benefit of the Indenture Trustee (for the benefit of the Secured Parties), shall segregate such payment from the other property of Issuer and shall, within two days, deliver such payment in the form received (endorsed as necessary for transfer) to the Indenture Trustee for deposit in the Collection Account in accordance with Section 3.03.
     ------------

          SECTION 3.03. Collection Account.
                        ------------------

          (a)  Deposits. Each of Issuer and the Master Servicer shall remit or
               --------
cause to be remitted all Collections received by either of them (or by any Sub-Servicer) to the Collection Account no later than the close of business on the second Business Day after receipt thereof, and Issuer shall cause the Master Servicer (or any Sub-Servicer) to remit all Collections received by it in accordance with the applicable Servicing Agreement. Issuer also shall, in its sole discretion, deposit into the Collection Account the amount of any Monthly Advances determined to be made by Issuer pursuant to Section 3.05(e) no later
                                                     ---------------
than the related Payment Date. In addition, Issuer shall deposit to the Collection Account no later than the close of business on the date payable pursuant thereto, the aggregate Reassignment Amounts payable by Issuer pursuant to Section 6.02. The Indenture Trustee shall deposit into the Collection Account
   ------------
on the date of receipt thereof all Collections received by the Indenture Trustee from the Master Servicer, Issuer, any affiliate of Issuer or otherwise. The Indenture Trustee shall also deposit into the Collection Account on the date of receipt thereof all amounts required to be deposited therein pursuant to Section 1.02(b)(ii).

          (b)  Payment Date Procedures. Amounts on deposit on any Payment Date
               -----------------------
in the Collection Account representing Collections and other Available Funds received during or with respect to the related Collection Period (net of any amounts reimbursable to Issuer in respect of Monthly Advance Amounts pursuant to
Section 3.05(e), which shall be paid to Issuer) shall be withdrawn from the
---------------
Collection Account by the Indenture Trustee on such Payment Date, in the amounts required, and applied in the following order of priority:

               first, (i) an amount equal to the unpaid Monthly Rebate Fee for
               -----
          such Collection Period plus any Monthly Rebate Fees not paid when due
                                 ----
          on any prior Payment Date shall be set aside in the Collection Account and paid to the Department on such Payment Date but only to the extent the Department has not deducted or netted the amount of such Monthly Rebate Fees from the Interest Subsidy Payments or Special Allowance Payments payable by the Department with respect to the Financed Student Loans and (ii) an amount equal to the unpaid amount required to be paid by Issuer for such Collection Period in respect of any required federal loan insurance premiums plus any such required
                                                   ----
          insurance
          premiums not paid when due on any prior Payment Date shall be set aside in the Collection Account and paid to the HEAL Insurer on such Payment Date;

               second, an amount equal to the Master Servicer's Fees for the
               ------
          Financed Student Loans with respect to such Collection Period plus any
                                                                        ----
          Master Servicer's Fees not paid when due on any prior Payment Date shall be set aside in the Collection Account and paid to the Master Servicer on such Payment Date;

               third, an amount equal to the Eligible Lender Trustee's Fees with
               -----
          respect to such Collection Period, plus any Eligible Lender Trustee's
                                             ----
          Fees not paid when due on any prior Payment Date and all expenses incurred by the Eligible Lender Trustee in connection with the enforcement of this Agreement shall be set aside in the Collection Account and paid to the Eligible Lender Trustee on such Payment Date;

               fourth, an amount equal to the Indenture Trustee's Fees with
               ------
          respect to such Collection Period, plus any Indenture Trustee's Fees
                                             ----
          not paid when due on any prior Payment Date and all expenses incurred by the Indenture Trustee in connection with the enforcement of this Agreement shall be set aside in the Collection Account and paid to the Indenture Trustee on such Payment Date;

               fifth, an amount equal to the interest accrued (or to be accrued)
               -----
          in respect of all Noteholder Loans during such Collection Period, plus
                                                                            ----
          any interest on the Noteholder Loans not paid when due on any prior Payment Dates and to the extent permitted by law, interest thereon shall be set aside in the Collection Account and paid to the Administrator for the account of Noteholder on such Payment Date;

               sixth, during the Revolving Period, if the Coverage Condition
               -----
          (calculated for purposes of this clause only without inclusion of amounts on deposit in the Collection Account) is not satisfied, the Available Funds remaining on deposit in the Collection Account after application to the amounts described in clauses first through fifth
                                                  -------------         -----
          above shall, until the Coverage Condition (calculated for purposes of this clause only without inclusion of amounts on deposit in the Collection Account) is satisfied after giving effect to such applications, be applied at the option of Issuer to one or more of the following: (a) to the Administrator for the account of the Noteholder, to the prepayment of the Noteholder Loans in accordance with Section
                                                                       -------
          2.03(a); or (b) subject to Section 5.02, to Issuer to fund additional
          -------                    ------------
          Student Loans; provided, however, during the Liquidation Period all
                         --------  -------
          Available Funds remaining in the Collection Account after application to the amounts described in clauses first through fifth shall be paid
                                      -------------         -----
          to the Administrator on each Payment Date for the account of the Noteholder and applied to the outstanding principal amount of the Noteholder Loans;

                  seventh, an amount equal to all Fees accrued (or to be
                  -------
         accrued) during such Collection Period (that have not been paid pursuant to clause third or fourth of this Section 3.03(b)), plus any
                     ------------    ------         ---------------   ----
         Fees not paid when due on any prior Payment Date, together with interest thereon, shall be set aside in the Collection Account and paid to the Administrator for the account of Noteholder or any other intended recipient of such Fees on such Payment Date;

                  eighth, during the Revolving Period, to the Indenture Trustee
                  ------
         for deposit to the Reserve Account until such time that the amount calculated pursuant to clause (a) of the definition of Coverage Condition equals or exceeds 102% of the amount calculated pursuant to clause (b) of the definition of Coverage Condition.

                  ninth, an amount equal to any other amounts due and owing to
                  -----
         the Indenture Trustee, Administrator, Master Servicer, any Affected Party, any Indemnified Party or the Noteholder pursuant to this Agreement shall be set aside in the Collection Account and paid to the Indenture Trustee, Administrator, such Affected Party, such Indemnified Party or the Noteholder, as the case may be, when due in accordance with this Agreement; and

                  tenth, after giving effect to the application of the amounts
                  -----
         described in clauses first through ninth, any remaining Available Funds
                      ------- -----         -----
         on deposit in the Collection Account shall be transferred to Issuer.

         (c)      Final Payout Date. Any funds remaining in the Collection
                  -----------------
Account and the Reserve Account after the Final Payout Date shall be paid to Issuer.

         SECTION 3.04. Reserve Account.
                       ---------------

         (a) On and prior to the initial Borrowing Date, Issuer shall deposit into the Reserve Account an amount equal to the Reserve Account Minimum Balance. Thereafter, Issuer shall deposit to the Reserve Account (x) all amounts required to be deposited therein pursuant to clause eighth of Section 3.03(b), and (y)
                                    -------------    ---------------
all origination and other up-front fees paid by any Obligors or related Persons with respect to any Consumer Education Loans that do not have the benefit of a Consumer Education Loan Guarantee Agreement.

         (b) On each Payment Date during the Revolving Period, in the event that
(A) any Financed Student Loan becomes a Defaulted Financed Student Loan (any such Financed Student Loan, a "Loss Financed Student Loan"), and (B) the
                               --------------------------
Coverages Condition is not satisfied (after giving effect to the application of funds pursuant to clause seventh of Section 3.03(b) on such Payment Date), the
                  --------------    --------------
Indenture Trustee shall withdraw from the Reserve Account the lesser of the Unguaranteed Amount, if any, with respect to such Loss Financed Student Loan and the amount then on deposit in the Reserve Account (the "Reserve Account
                                                            ---------------
Available Amount"), and shall
----------------
treat such amounts as Collections and apply them as set forth in clause sixth of
                                                                 ------------
Section 3.03(b). On the first Payment Date following the termination of the
---------------
Revolving Period, the Indenture Trustee shall withdraw from the Reserve Account the amounts on deposit therein and treat such amounts as Collection and apply them as set forth in the proviso to clause sixth of Section 3.03(b).
                                    ------------    ---------------

         (c) On the Final Payout Date, amounts remaining on deposit in the Reserve Account shall be distributed to Issuer.

         SECTION 3.05. Payments and Computations, Etc.; Monthly Advances.
                       -------------------------------------------------

         (a) Payments. All amounts to be paid or deposited by the Indenture
             --------
Trustee or Issuer to the Administrator or Noteholder hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds, to the Administration Account.

         (b) Late Payments. Issuer shall, to the extent permitted by law and
             -------------
subject to Section 2.04, pay to Noteholder interest on all amounts not paid or
           ------------
deposited by Issuer when due hereunder at 2% per annum above the Alternate Base
                                             --- -----
Rate, payable on demand.

         (c) Method of Computation. All computations of interest, any fees
             ---------------------
payable under Section 4.01 and any other fees payable by Issuer to Noteholder or
              ------------
the Administrator in connection with Borrowings hereunder shall be calculated by the Administrator on the basis of a year of 360 days (or in the case of interest calculated by reference to the Alternate Base Rate, 365 or 366 days, as applicable), for actual days elapsed.

         (d) Indenture Trustee's Reliance. In making the deposits, distributions
             ----------------------------
and calculations required to be made by it hereunder, the Indenture Trustee shall be entitled to rely, in good faith, on information supplied to the Indenture Trustee by the Administrator. The Administrator agrees to provide to the Indenture Trustee instructions with respect to such distributions by 3:00 p.m. (New York City time) at least one Business Day prior to each Payment Date. If the Indenture Trustee has not received such instructions by such time, the Indenture Trustee shall immediately notify the Administrator. The Indenture Trustee shall only make distributions hereunder pursuant to the terms hereof or, if the express terms do not conflict therewith, upon the written instructions of the Administrator.

         (e) Monthly Advances. If Issuer or the Eligible Lender Trustee (or a
             ----------------
Servicer on its behalf) has applied for a Guarantee Payment from a Guarantor or an Interest Subsidy Payment or a Special Allowance Payment from the Department, and Issuer, the Eligible Lender Trustee or the Master Servicer, as the case may be, has not received the related payment prior to the end of the Collection Period immediately preceding the current Payment Date, Issuer may, no later than the related Payment Date, in its sole discretion, deposit into the Collection Account an amount up to the amount of such payments applied but not received (such deposits by Issuer are referred to herein as "Monthly Advances"). Issuer
                                                    ----------------
shall have no obligation, legal or otherwise, to make any Monthly Advance, and the making of or decision to make a particular Monthly Advance shall not create any obligation on Issuer, legal or otherwise, to make any future Monthly Advances. If after making a Monthly Advance, Issuer (or the Eligible Lender Trustee or the Master Servicer on its behalf) receives the Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment for which such Monthly Advance was made, then notwithstanding the order set forth in Section 3.03(b)
                                                              ---------------
hereof, Issuer shall be reimbursed immediately from such Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment, as the case may be, on deposit in the Collection Account up to the amount of the related Monthly Advance.

                                  ARTICLE IV

                           FEES AND YIELD PROTECTION

         SECTION 4.01. Fees. Issuer shall pay to the Administrator for the
                       ----
account of the Administrator, the Noteholder and PNC Capital Markets, Inc., certain fees in the amounts and on the date set forth in the letter agreement between Issuer and the Administrator dated August 17, 2001 (as the same may be amended, supplemented or otherwise modified, the "Program Fee Letter"). Issuer
                                                  ------------------
shall also pay (i) to the Indenture Trustee for the account of the Indenture Trustee the Indenture Trustee's Fees on the date set forth in the letter agreement (the "Indenture Trustee Fee Letter") between Issuer and the Indenture
                ----------------------------
Trustee dated August 17, 2001 and (ii) to the Eligible Lender Trustee for the account of the Eligible Lender Trustee certain Fees payable to the Eligible Lender Trustee on the dates and in the amounts set forth in the letter agreement (the "Eligible Lender Trustee Fee Letter ") between Issuer and the Eligible
      ----------------------------------
Lender Trustee dated August 17, 2001.

         SECTION 4.02. Yield Protection.
                       -----------------

         (a) If any Regulatory Change (including a change to Regulation D) occurring after the date hereof:


              (A) shall subject an Affected Party to any tax, duty or other charge with respect to any Noteholder Loan owned by or funded by it (other than taxes, duties or charges based on income or gross receipts imposed by the jurisdiction in which such Affected Party's principal executive office is located), or any obligations or right to make Noteholder Loans or to provide funding therefor, or shall change the basis of taxation (other than taxes based on income or gross receipts imposed by the jurisdiction in which such Affected Party's principal executive office is located) of payments to the Affected

         Party of any interest or principal owed to or with respect to Noteholder Loans funded in whole or in part by it or any other amounts due under this Agreement in respect of the Noteholder Loans owned by or funded by it or its obligations or rights, if any, to make Noteholder Loans or to provide funding therefor (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the jurisdiction in which such Affected Party's principal executive office is located); or

                  (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of interest on the Noteholder Loans), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

                  (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

                  (D) shall impose any other condition affecting any Noteholder Loan owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Noteholder Loans or to provide funding therefor; or

                  (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses, deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be

                  (x) to increase the cost to or to impose a cost on an Affected Party funding or making or maintaining any Noteholder Loan, or any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement or any other Program Support Agreement or any commitment of such Affected Party with respect to any of the foregoing,

                  (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or any other Program Support Agreement, or under the Liquidity Agreement or any other Program Support Agreement with respect thereto, or

                  (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under any other Program Support Agreement or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

         (b) Each Affected Party will promptly notify Issuer and the Administrator of any event of which it has actual knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02;
                                                     ------------
provided, however, no failure to give or delay in giving such notification shall
--------  ------
adversely affect the rights of any Affected Party to such compensation.

         (c) In determining any amount provided for or referred to in this
Section 4.02, an Affected Party may use any reasonable averaging and attribution
------------
methods that it (in its sole discretion) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this
Section 4.02 shall submit to Issuer a statement as to such increased cost or
------------
reduced return, which statement shall, in the absence of manifest error, be conclusive and binding upon Issuer.

         SECTION 4.03. Funding Losses. In the event that any Purchaser or the
                       --------------
Noteholder shall incur any loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to make any purchase or maintain any purchase) as a result of (i) any settlement with respect to any Noteholder Loan being made on any day other than the applicable Payment Date with respect thereto, or (ii) any Borrowing not being made in accordance with a request therefor under Section 1.02, then, within 30 days of written notice from
                       ------------
the Administrator to Issuer, Issuer shall pay to the Administrator for the account of such Purchaser or the Noteholder, the amount of such loss or expense (including, without duplication, any related Termination Fee). Such written notice shall, in the absence of manifest error, be conclusive and binding upon Issuer.



                                   ARTICLE V

                           CONDITIONS OF BORROWINGS

         SECTION 5.01. Conditions Precedent to Initial Borrowing. The initial
                       -----------------------------------------
Borrowing is subject to the condition precedent that the Administrator shall have received, on or before the date of such Borrowing the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Administrator:

         (a) A copy of the resolutions of the Board of Directors of Issuer approving this Agreement and the other Transaction Documents to which Issuer is a party to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

         (b) A good standing certificate for Issuer issued by the State of Delaware, as of a recent date acceptable to the Administrator;

         (c) A certificate of the Secretary or Assistant Secretary of Issuer certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents to be delivered by it (on which certificate the Administrator and Noteholder may conclusively rely until such time as the Administrator and Noteholder shall receive from Issuer a revised certificate meeting the requirements of this subsection (c));
                                             ---------------

         (d) The Certificate of Incorporation of Issuer, duly certified by the Secretary of State of Delaware, as of a recent date acceptable to the Administrator;

         (e) Executed financing statements on Form UCC-1 naming Issuer as the debtor and the Indenture Trustee, for the benefit of the Secured Parties, as the secured party, or other similar instruments or documents, in proper form for filing in the offices in which filings are necessary or, in the opinion of the Administrator, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Indenture Trustee's security interest in the Collateral, for the benefit of the Secured Parties;

         (f) A search report as of a recent date acceptable to the Administrator provided in writing to the Administrator by Issuer, in a form acceptable to the Administrator, listing all effective financing statements that name Issuer as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above and in such other jurisdictions that
                      --------------
Administrator shall reasonably request, together with copies of such financing statements (none of which shall cover any Collateral or if so covered, the Administrator shall have received duly executed termination statements with respect thereto);

         (g) A favorable opinion of counsel to Issuer and, if requested by the Administrator, each of the other parties to the Purchase and Sale Agreement, each Servicing Agreement and each Guarantee Agreement, in each case in form and substance reasonably satisfactory to the Administrator;

         (h) Such powers of attorney as the Administrator shall reasonably request to enable the Administrator to collect all amounts due under any and all Collateral;

         (i)  The Note, duly executed by Issuer;

         (j) Copies of each Guarantee Agreement, duly executed by the related Guarantor and the Eligible Lender Trustee and certified by Issuer as being a true and correct copy thereof;

         (k) Copies of each sub-servicing agreement between the Master Servicer and any applicable Sub-Servicer (including all amendments thereto), duly executed by the Master Servicer and any applicable Sub-Servicer and certified by Issuer as being a true and correct copy thereof;

         (l) A copy of this Agreement and each of the other Transaction duly executed by Issuer, Noteholder, Administrator, Indenture and Eligible Lender Trustee and each other party thereto;

         (m) Such other documents, opinions and certificates as Noteholder or the Administrator may reasonably request;

         (n) Evidence that the Reserve Account has been established and that on or prior to the initial Borrowing, the amount on deposit in such Reserve Account is at least equal to the Reserve Account Minimum Balance; and

         (o) A pro-forma settlement statement prepared in respect of the initial Borrowing.

         SECTION 5.02. Conditions Precedent to All Borrowings. Each Borrowing
                       --------------------------------------
(including the initial Borrowing) and each withdrawal from the Collection Account pursuant to clause sixth (b) of Section 3.03(b) to fund additional
                    ---------------     ---------------
Student Loans (including the acquisition thereof) shall be subject to the further conditions precedent that on the date of such Borrowing or withdrawal the following statements shall be true:

         (a) the representations and warranties contained in Section 6.01 are
                                                             ------------
correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made (and to be correct in all material respects) on such day (and Issuer by accepting the amount of such Borrowing or withdrawal shall be deemed to have certified to such effect);

         (b) no Material Adverse Change in the condition of Issuer or the Master Servicer (or, to Issuer's knowledge, any Sub-Servicer) has occurred and is continuing;

         (c) no event has occurred and is continuing, or would result from such Borrowing or withdrawal that constitutes an Event of Default or Unmatured Event of Default (and Issuer by accepting the amount of such Borrowing or withdrawal shall be deemed to have certified to such effect);

         (d) the Administrator shall have received a pro-forma Coverage Condition Certificate, substantially in the form of Exhibit 5.02(d), executed by
                                                    ---------------
an authorized officer of Issuer, showing that after giving effect to each proposed Borrowing or withdrawal, the Coverage Condition is met;

         (e) the Termination Date shall not have occurred (and Issuer by accepting the amount of such Borrowing or withdrawal shall be deemed to have certified to such effect);

         (f) the applicable Sub-Servicers, in each case as bailee for the Indenture Trustee for the benefit of the Secured Parties, shall have received the original Student Loan Notes that will be acquired or otherwise financed with the proceeds of such Borrowing or withdrawal;

         (g) all conditions precedent to Issuer's acquisition of the Student Loans to be acquired or otherwise funded with the proceeds of such Borrowing or withdrawal (other than the payment of the purchase price therefor) shall have been satisfied;

         (h) the Administrator shall have received acknowledgment of releases or termination statements on Form UCC-3 and any other documents necessary to evidence or release any security interest (other than that of the Indenture Trustee) in the Student Loans to be acquired or otherwise funded with the proceeds of such Borrowing or withdrawal, to the extent required for any such prior security interest to be terminated;

         (i) the Issuer has paid all fees and expenses due hereunder at such time; and

         (j) with respect to any Consumer Education Loan, prior to any Borrowing with respect thereto and prior to its inclusion in the calculation of the Coverage Condition, (A) Each Student Loan shall be (1) covered by and serviced in accordance with a Servicing Agreement in form and substance satisfactory to the Administrator and (2) the Administrator shall have received such other opinions, approvals, documents and certificates with respect to such Student Loan as the Administrator shall reasonably request and (B) if such Student Loan has the benefit of a Consumer Education Loan Guaranty Agreement and the Consumer Education Loan Guarantees therefor is TERI, the Administrator has conducted such due diligence (including visiting the offices of TERI) as the Administrator shall deem necessary with respect to such Student Loan in its sole discretion.

         SECTION 5.03. Delivery of Schedule of Financed Student Loans. In
                       ----------------------------------------------
connection with any Borrowing or each withdrawal of funds from the Collection Account pursuant to clause sixth (b) of Section 3.03(b) to fund additional
                    ----------------    ---------------
Student Loans (including the acquisition thereof), Issuer (or the Master Servicer on its behalf) shall have delivered to the Indenture Trustee an updated Schedule of Financed Student Loans reflecting (i) any Student Loans not originated by the Issuer or its Affiliates, as soon as possible but no later than 5 Business Days after the acquisition thereof and (ii) with respect to any Student Loans originated by Issuer or its Affiliates, within 5 Business Days after such origination.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

         SECTION 6.01. Representations and Warranties of Issuer. Issuer
                       ----------------------------------------
represents and warrants as follows:

         (a) Organization, Corporate Powers. Issuer is a limited liability
             ------------------------------
company duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying, and has full power, right and authority to enter into this Agreement, the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby, to issue the Note and to perform each and all of the matters and things herein and therein provided for.

         (b) Issuer Authority, etc. The execution, delivery and performance by
             ---------------------
Issuer of this Agreement, the Note and the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and this Agreement, the Note and such Transaction Documents constitute the legal, valid and binding obligations of Issuer enforceable against Issuer in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and general principals of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

         (c) Compliance with Laws and Contracts. (a) The execution, delivery and
             ----------------------------------
performance by Issuer of this Agreement, the Note and the other Transaction Documents to which Issuer is a party do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which Issuer or its property is subject, except for violations that singly or in the aggregate have not had nor would have a Material Adverse Effect or of the organizational documents of Issuer;
(ii) result in a breach of or constitute a default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which Issuer may be or is subject or by which it, or its property, is bound, except for violations that singly or in the aggregate have not had nor would have a Material Adverse Effect; or (iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the properties of Issuer other than the Lien in favor of the Indenture Trustee provided herein; and (b) the Issuer is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except for violations or defaults that singly or in the aggregate have not had nor would have a Material Adverse Effect.

         (d) Governmental Approvals. Issuer has obtained all authorizations,
             ----------------------
consents, approvals, licenses, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business or necessary to the valid execution, delivery and performance by Issuer of this Agreement, the Note and the other Transaction Documents to which Issuer is, or will be, a party (the "Approvals"), and such Approvals remain in full force and
                       ---------
effect.

         (e) Litigation. There is no action, suit, proceeding, inquiry or
             ----------
 investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of Issuer or which affects, or purports to affect, the validity or enforceability against Issuer of any Transaction Document.

         (f) Employee Benefit Plans. All "employee benefit plans" (as such term
             ----------------------
is defined in ERISA) of Issuer and each of its ERISA Affiliates (as defined in ERISA) (individually, a "Plan" and collectively the "Plans") are in compliance
                         ----                        -----
in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder, except for compliance amendments which may be required due to changes in such laws and regulations and which were not addressed by the latest determination letters and for which the retroactive amendment period has not expired. No Plan is insolvent or in reorganization. No proceedings have been instituted to terminate any Plan, and no conditions exist which would permit the institution of proceedings to terminate any such Plan.

         (g) Perfected Interest. Each Financed Student Loan, including the
             ------------------
related Student Loan Note, is owned by Issuer or by the Eligible Lender Trustee, on behalf of Issuer, free and clear of any Lien other than the Lien created hereby. Except for the filing of the financing statements referred to in Section
                                                                         -------
5.01, no further action, including any filing or recording of any document, is
----
necessary in order to establish, protect and perfect the first priority security interest of the Indenture Trustee, for the benefit of the Secured Parties, in the Collateral as against any third party in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, Issuer. No financing statement or other instrument similar in effect covering any of the Collateral or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by Noteholder (or any assignee thereof) or by the Administrator or (ii) in favor of the Indenture Trustee.

         (h) Accuracy of Information. All information (including each Monthly
             -----------------------
Report) supplied by, or on behalf of, Issuer in writing to the Indenture Trustee, the Noteholder or the Administrator in connection with this Agreement or the transactions contemplated hereby is true and accurate in all material respects as of the date thereof stated or certified. No information, exhibit or report furnished by Issuer to the Indenture Trustee, the Noteholder or the Administrator in connection with this Agreement contained any material misstatement.

         (i)   Defaults. No Event of Default or Unmatured Event of Default
               --------
exists.

         (j)   Margin Regulations. The use of all funds obtained by Issuer under
               ------------------
this Agreement will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (k)   Offices. The chief place of business and chief executive office
               -------
of Issuer are located at the address of Issuer referred to in Section 13.02, and
                                                              -------------
the offices where Issuer keeps all its books, records and documents evidencing the Financed Student Loans are located at the addresses specified in Schedule
                                                                     --------
6.01(k) (or at such other locations, notified to the Administrator in accordance
------
with Section 7.01(f), in jurisdictions where all action necessary to maintain
     --------------
the Indenture Trustee's first priority perfected interest, for the benefit of the Secured Parties, in the Collateral has been taken and completed).

         (l)   No Disclosure Required. Under applicable laws and regulations in
               ----------------------
effect on the date hereof, Issuer is not required to file a copy of this Agreement with the Securities and Exchange Commission or any other governmental authority.

         (m)   Capital of Issuer. Issuer is Solvent.
               -----------------

         (n)   Issuer Not an Investment Company. Issuer is not required to
               --------------------------------
register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (o)   Eligible Student Loans. Each Student Loan included as an Eligible
               ----------------------
Student Loan in the calculation of the Coverage Condition, is an Eligible Student Loan.

         SECTION 6.02. Reassignment upon Breach. Issuer, the Administrator or
                       ------------------------
the Indenture Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach in any material respects of the representations and warranties made by Issuer pursuant to Section 6.01(g) or (o) or any breach in any material respects of the
   ---------------    ---
covenants of Issuer made pursuant to Section 7.03. Unless any such breach shall
                                     ------------
have been cured within 30 days following the discovery thereof by Issuer or receipt by Issuer of written notice from the Indenture Trustee or the Administrator of such breach, the Financed Student Loan as to which such representation and warranty or covenant relates shall be reassigned to Issuer (a "Reassignment") as of the first day succeeding the end of such 30-day period
 ------------
that is the last day of a Collection Period. In consideration of and simultaneously with the Reassignment of such Financed Student Loan, Issuer shall deposit to the Collection Account immediately available funds equal to the unpaid principal balance of such Student Loan, plus accrued and
                                               ----
unpaid interest thereon, plus any Unamortized Premium thereon (the "Reassignment
                                                                    ------------
Amount"). Notwithstanding the foregoing, so long as no Event of Default shall
------
have occurred and be continuing, during the Revolving Period, Issuer may, at its option in lieu of depositing such Reassignment Amount to the Collection Account on such date, may pledge to the Indenture Trustee on such date for inclusion in the Collateral a new Eligible Student Loan in substitution for such Financed Student Loan with respect to which a Borrowing could be made (assuming Issuer requested a Borrowing in connection with such new Eligible Student Loan pursuant to Section 1.02) in an amount at least equal to the Reassignment Amount, by
   ------------
delivering an updated Schedule of Financed Student Loans to the Indenture Trustee reflecting such substitution and delivering to the applicable Sub-Servicer, as bailee for the Indenture Trustee, if not already in its possession the original Student Loan Note for the new Student Loan to be included in the Collateral; provided, however, that the aggregate outstanding Principal Balance
            --------  -------
of all such substitute Student Loans shall not at any time exceed 10% of the Total Outstanding Principal. The Indenture Trustee shall execute such documents reasonably requested by Issuer in order to effect such reassignment and to release the Indenture Trustee's Lien thereunder. The sole remedy of the Indenture Trustee or the Noteholder with respect to a breach of representations and warranties pursuant to Section 6.01(g) or (o) and the covenants contained in
                           ---------------    ---
Section 7.03 shall be to require Issuer to deposit the Reassignment Amount or
------------
substitute Financed Student Loans as provided above.

         SECTION 6.03. Representations and Warranties of Indenture Trustee. The
                       ---------------------------------------------------
Indenture Trustee hereby represents and warrants as follows:

         (a) Due Organization. It is a national banking association duly
             ----------------
organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) Authorization. It has taken all corporate action necessary to
             -------------
authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Eligible Lender. It is an "eligible lender" as such term is defined
             ---------------
in Section 435(d) of the Higher Education Act, for purposes of being pledgee of the Financed Student Loans as contemplated by this Agreement.

         (d) Binding Obligation. This Agreement constitutes, and each other
             ------------------
Transaction Document to be executed by the Indenture Trustee when duly executed and delivered, will constitute, a legal, valid and binding obligation of the Indenture Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

        SECTION 6.04. Representations and Warranties of Eligible Lender Trustee.
                      ---------------------------------------------------------
Trustee. The Eligible Lender Trustee hereby represents and warrants as follows:

        (a)   Due Organization. It is a national banking association duly
              ----------------
organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Agreement.

        (b)  Eligible Lender. It is an "eligible lender" as such term is defined
             ---------------
in Section 435(d) of the Higher Education Act.


                                  ARTICLE VII

                          GENERAL COVENANTS OF ISSUER

        SECTION 7.01. Affirmative Covenants of Issuer. From the date hereof
                      -------------------------------
until the Final Payout Date, Issuer will, unless the Administrator shall otherwise consent in writing:

        (a)   Compliance with Laws, Etc. Comply in all material respects with
              -------------------------
all applicable laws, rules, regulations and orders, including those with respect to the Financed Student Loans, except to the extent that failure to comply with such laws, rules, regulations and orders would not have a Material Adverse Effect.

        (b)   Preservation of Existence. Preserve and maintain its existence as
              -------------------------
a limited liability company, and its rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could be reasonably expected to have a Material Adverse Effect.

        (c)   Audits. (i) At any time and from time to time during regular
              ------
business hours, permit the Administrator, Noteholder, the Indenture Trustee or any of their agents or representatives, upon prior written notice of at least ten Business Days if no Event of Default has occurred and is continuing, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Issuer relating to the Collateral, and (B) to visit the offices and properties of Issuer for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to
             -------------
Financed Student Loans or Issuer's performance hereunder with any of the officers of Issuer having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next above, from time to time on the
                           ----------
reasonable request of the Administrator or, in the event of an investigation, audit (not in the ordinary course) or other proceeding instigated by the Department, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at Issuer's expense, a review of Issuer's books and records with respect to the Financed Student Loans.

         (d)  Keeping of Records and Books of Account. Maintain and implement
              ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Financed Student Loans in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Financed Student Loans (including, without limitation, records adequate to permit the daily identification of each new Financed Student Loan included in the Collateral from time to time and all Collections of and adjustments to each existing Financed Student Loan).

         (e)  Performance and Compliance with Student Loans. At its expense,
              ---------------------------------------------
timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Higher Education Act, the Public Health Service Act, Student Loan Notes, the Guarantee Agreements, the Servicing Agreements and other agreements to which Issuer is a party related to the Collateral.

         (f)  Location of Records. Keep its chief place of business and chief
              -------------------
executive office, and the offices where it keeps its records concerning the Financed Student Loans and all agreements related to such Collateral (and all original documents relating thereto, unless such documents have been delivered to the applicable Sub-Servicer or a bailee thereof), at the address(es) of Issuer referred to in Schedule 6.01(k) or, upon 30 days' prior written notice to
                      ----------------
the Administrator, at such other locations in jurisdictions where all action required to maintain the Indenture Trustee's first priority perfected interest, for the benefit of the Secured Parties, in the Financed Student Loans shall have been taken and completed.

         (g)  Administration of the Program. Administer, operate and maintain it
              -----------------------------
student loan program in such manner as to ensure that such program and (i) in the case of FFEL Loans that are Financed Student Loans, will benefit, in all material respects, from the FFEL Program, the Guarantee Agreements related thereto and the federal program of reimbursement for FFEL Loans pursuant to the Higher Education Act, or from any other federal statute providing for such federal program, (ii) in the case of HEAL Loans that are Financed Student Loans, will benefit in all material respects, from the HEAL Program, or for any federal statute providing for such federal program and (iii) in the case of Consumer Education Loans, will benefit in all material respects from Guarantee Agreements related thereto. If the Administrator is informed by Issuer that a material change has been enacted in the FFEL Program or the HEAL Program, the Administrator shall inform Issuer within two days of the enactment of such change whether or not it has approved such change.

         (h)  Guarantee Agreements and Servicing Agreements; Enforcement. (i)
              ----------------------------------------------------------
Maintain in effect all Guarantee Agreements and Servicing Agreements, diligently and promptly enforce its rights thereunder and take, or use commercially reasonable steps to cause the applicable Sub-Servicer to take, all commercially reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all material terms, covenants and conditions of each Student Loan that is a Financed Student Loan, including the prompt payment of all principal and interest payments and all other amounts due with respect to such Student Loans, including (in the case of FFEL Loans) all Interest Subsidy Payments and Special Allowance Payments, in the case of HEAL Loans all Insurance Payments and in the case of FFEL Loans and Consumer Education Loans (which Consumer Education Loans have the benefit of a Consumer Education Loan Guarantee Agreement), Guarantee Payments, except (in the case of Federal Loans) for such deferments and forbearance permitted under the Higher Education Act or Public Health Service Act, as applicable, (ii) enter into Guarantee Agreements so that all FFEL Loans and certain relevant Consumer Education Loans that are Financed Student Loans are covered thereby and (iii) enter into Servicing Agreements so that all Federal Loans and Consumer Education Loans that are Financed Student Loans are covered thereby.

         SECTION 7.02. Reporting Requirements of Issuer. From the date hereof
                       --------------------------------
until the Final Payout Date, Issuer (or the Master Servicer on its behalf) will, unless the Administrator shall otherwise consent in writing, furnish to the
Administrator:

         (a)  Quarterly Financial Statements. As soon as available and in any
              ------------------------------
event within 90 days after the end of each of the first three quarters of each fiscal year of Issuer, copies of the financial statements of Issuer prepared by any nationally recognized public accounting firm approved by the Administrator, in conformity with generally accepted accounting principles, along with a certificate by an authorized officer of Issuer certifying that such copies are the true and complete copies of the financial statements as prepared by any nationally recognized public accounting firm approved by the Administrator;

         (b)  Annual Financial Statements. As soon as available and in any event
              ---------------------------
within 120 days after the end of each fiscal year of Issuer, copies of the financial statements of Issuer prepared by any nationally recognized public accounting firm approved by the Administrator, in conformity with generally accepted accounting principles;

         (c)  Monthly Report. On or before the 25th day of each month (or, if
              --------------
any such day is not a Business Day, on the next succeeding Business Day), a Monthly Report with respect to the preceding calendar month;

         (d)  ERISA. Promptly after the filing or receiving thereof, copies of
              -----
all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which Issuer or an ERISA Affiliate (as defined in ERISA) thereof files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Issuer receives from the Pension Benefit Guaranty Corporation;

         (e)  Event of Defaults. Immediately upon becoming aware of the
              -----------------
existence of any Event of Default or Unmatured Event of Default, a written statement of an authorized officer of Issuer setting forth details of such event and the action that Issuer proposes to take with respect thereto; and immediately upon becoming aware of any Servicer Event of Default, written notice thereof;

         (f)  Litigation. As soon as possible and in any event within five
              ----------
Business Days of Issuer's actual knowledge thereof, written notice of (i) any litigation, investigation or proceeding which may exist at any time which could reasonably be expected to have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation, including in each case, if known to Issuer, any of the same against the Master Servicer (or any Sub-Servicer);

         (g)  Act Amendments. Promptly after the occurrence thereof, written
              --------------
notice of changes in the Higher Education Act, Public Health Service Act or any other law of the United States that could have a Material Adverse Effect;

         (h)  Financial Statements of Consumer Education Loan Guarantors. With
              ----------------------------------------------------------
respect to each Consumer Education Loan Guarantor, promptly after receipt thereof, copies of any annual audited financial statements of such Guarantor certified by an independent certified public accounting firm;

         (i)  Financial Statements and Annual Compliance Audit of the Master
              --------------------------------------------------------------
Servicer (or any Sub-Servicer). With respect to the Master Servicer (or any
-----------------------------
(A) promptly after receipt thereof, copies of any annual audited financial statements of the Master Servicer (or any Sub-Servicer), certified by an independent certified public accounting firm that have been received by Issuer;
(B) on an annual basis within ten (10) days after receipt thereof copies of SAS 70 reports for each Sub-Servicer, or if not available the annual compliance audit for each Sub-Servicer required by Section 428(b)(1)(4) of the Higher Education Act, as amended; and (C) on a annual basis, each Sub-Servicer's reject and cure rates and demonstrating Sub-Servicer compliance under applicable regulations;

         (j)  Schedule of Financed Student Loans. No later than the third
              ----------------------------------
 Business Day of each calendar month, a schedule of all Financed Student Loans financed during the preceding calendar month;

         (k)  Coverage Condition Certificate. Concurrently with the delivery of
              ------------------------------
the Monthly Report referred to in clause (c) above, a Coverage Condition
                                  ----------
Certificate, substantially in the form of Exhibit 5.02(d), executed by an
                                          ---------------
authorized officer of Issuer;

         (l)  Credit and Collection Policy. Promptly after the occurrence
              ----------------------------
thereof, written notice of material changes in the Credit and Collection Policy for Consumer Education Loans which do not have the benefit of a Consumer Education Loan Guarantee Agreement originated by Issuer or any of its Affiliates;

         (m)  Certain Audit Reports. Promptly, and in any event within 3
              ---------------------
Business Days after the provision thereof copies of each audit report prepared and submitted by Issuer to the Secretary of Health and Human Services as required by the Public Health Service Act;

         (n)  Other. Promptly, from time to time, such other information,
              -----
documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of Issuer as the Administrator, Noteholder or Indenture Trustee, may from time to time reasonably request in order to protect the interests of the Administrator, Noteholder and Indenture Trustee, under or as contemplated by this Agreement.

         SECTION 7.03. Servicing Covenants. From the date hereof until the Final
                       -------------------
Payout Date, Issuer (or the Master Servicer on its behalf) will, unless the Administrator shall otherwise consent in writing comply with the following covenants.

         (a)  Servicing. Issuer (or the Master Servicer on its behalf) shall or
              ---------
shall cause each applicable Sub-Servicer to service, administer and make collections with respect to the Financed Student Loans in accordance in all material respects with all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act, the Public Health Service Act and any Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for Interest Subsidy Payments, Special Allowance Payments, Insurance Payments or Guarantee Payments, as applicable, or could otherwise be reasonably expected to have a material adverse effect on the Noteholder. Issuer (or the Master Servicer on its behalf) shall not and shall not permit any Sub-Servicer to (i) rescind or cancel any Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Administrator or (ii) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans. Issuer (or the Master Servicer on its behalf) shall not otherwise agree, or permit any Sub-Servicer to otherwise agree, to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except as otherwise permitted in accordance with applicable standards, guidelines and requirements of the Higher Education Act, the Public Health Service Act or any Guarantee Agreement. Issuer (or the Master Servicer on its behalf) shall cause each Sub-Servicer to take any action required to be taken to maintain each such Guarantee Agreement and to maintain any and all collection procedures with respect to the Financed Student Loans, including (i) filing, pursuing and recovering claims against the Guarantors for Guarantee Payments with respect to such Financed Student Loans, (ii) taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of Issuer for the benefit of the Indenture Trustee and the Noteholder and (iii) taking any other collection efforts that may be necessary or reasonable under the Private Health Service Act, the Higher Education Act or any Guarantee Agreement (including in the case of any HEAL Loan requesting proclaim assistance pursuant to the Public Health Service Act) to collect any Financed Student Loan.

         (b)  Collection of Financed Student Loan Payments. Issuer (or the
              --------------------------------------------
Master Servicer on its behalf) shall, or shall cause the applicable Sub-Servicer, to make reasonable efforts (including all efforts that may be specified under the Higher Education Act with respect to FFEL Loans, the Public Health Service Act with respect to HEAL Loans or under any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due.

         (c)  Collection of Guarantee Payments. Issuer (or the Master Servicer
              --------------------------------
on its behalf) shall, or shall cause each applicable Sub-Servicer, to make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans that have the benefit of a Guarantee Agreement as and when the same shall become due and payable, and shall comply, and shall cause the Sub-Servicers to comply, in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. In connection therewith, Issuer (or the applicable Sub-Servicer on its behalf) is hereby authorized and empowered to convey to any Guarantor the Student Loan Note and the related Financed Student Loan file representing any Financed Student Loan that is covered by such Guarantee Agreement in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released without any further action of any kind.

         (d)  Collection of Interest Subsidy Payments, Special Allowance
              ----------------------------------------------------------
Payments and Insurance Payments. Issuer (or the Master Servicer on its behalf)
-------------------------------
shall make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Student Loans that are FFEL Loans and all Insurance Payments with respect to any Financed Student Loans that are HEAL Loans, in either case as and when the same shall become due and payable, shall comply in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by Issuer (or the Master Servicer on its behalf) shall constitute Collections for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 3.03(a). In connection therewith, Issuer (or the Master
                ---------------
Servicer on its behalf) shall prepare and file with the Department (in the case of FFEL Loans) or with the HEAL Issuer (in the case of HEAL Loans) on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of (i) in the case of FFEL Loans Interest Subsidy Payments and Special Allowance Payments and otherwise pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department and (ii) in the case of HEAL Loans, Insurance Payments and otherwise pursuing and collecting such Insurance Payments from the HEAL Insurer.

         (e)  Realization upon Financed Student Loans. Issuer (or the Master
              ---------------------------------------
Servicer on its behalf) shall cause, or shall cause each applicable Sub-Servicer, to use reasonable efforts consistent with customary servicing practices and procedures and including, all efforts that may be specified under any Guarantee Agreement (and with respect to FFEL Loans and/or HEAL Loans, all efforts that may be specified under the Higher Education Act or the Public Health Service Act, as applicable) in its servicing of any delinquent Financed Student Loans.

         SECTION 7.04. Negative Covenants of Issuer. From the date hereof until
                       ----------------------------
the Final Payout Date, Issuer will not, without the prior written consent of the
Administrator:

         (a)  Sales, Liens, Etc. Except as otherwise provided herein, sell,
              -----------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist (or permit the Eligible Lender Trustee to create or suffer to exist) any Lien upon or with respect to, any Financed Student Loan or other Collateral, or any interest therein, or any account to which any Collections of any Financed Student Loans or other Collateral are sent, or any right to receive income or proceeds from or in respect of any of the foregoing; provided that
                                                               --------
Issuer may (i) transfer a Financed Student Loan that is an FFEL Loan (or a Consumer Education Loan which has the benefit of a Consumer Education Loan Guarantee Agreement) to a Guarantor if such Guarantor has paid the Principal Balance thereof to Issuer and (ii) transfer any HEAL Loans that are Financed Student Loans to the HEAL Insurer if such HEAL Insurer has paid the portion of the Principal Balance thereof required to be paid under the applicable Guarantee Agreement to Issuer and (iii) transfer any FFEL Loans that are Financed Student Loan for serialization or consolidation purposes so long as Issuer shall have deposited to the Collection Account the Principal Balance thereof, plus accrued
                                                                   ----
and unpaid interest thereon.

         (b)  Extension or Amendment. Extend, terminate, waive, amend or
              ----------------------
otherwise modify the terms of any Financed Student Loan, Servicing Agreement or Guarantee Agreement (including any amendment or modification of a Servicing Agreement that would reduce the frequency of deposits to the Collection Account), except pursuant to Section 7.03(a).
                             ---------------

         (c)  Change in Business. Make any change in the character of its
              ------------------
business, which change could reasonably be expected to impair the collectibility of any Financed Student Loan or otherwise materially adversely affect the interests or remedies of the Administrator, the Indenture Trustee or Noteholder under this Agreement or any other Transaction Document.

         (d)  Consolidation, Mergers, etc. Merge into, or consolidate with, one
              ---------------------------
or more corporations or other entities, or be a party to any transaction involving the transfer of any substantial portion of its assets, revenues or properties to or with any corporation or other Person, without the prior written consent of the Administrator, except the transfer of Student Loans that are not Financed Student Loans.

         (e)  Use of Proceeds. Use the proceeds of any Noteholder Loan for any
              ---------------
purpose other than acquiring or making Student Loans, funding the Reserve Account and paying fees and expenses incurred in connection with the transactions contemplated by this Agreement.

         (f)  Master Servicer Limitations. Permit any Financed Student Loans to
              ---------------------------
be serviced by any Sub-Servicer (other than the Sub-Servicers servicing the Financed Student Loans on the date hereof) without first obtaining the written consent of the Administrator and demonstrating to the satisfaction of the Administrator that all requirements and conditions required by the Administrator applicable to such new Sub-Servicer have been satisfied in all material respects for such Sub-Servicer, which satisfaction shall be evidenced by such written consent, and delivering to the Administrator an opinion addressed to Noteholder, Issuer, the Indenture Trustee and the Administrator in form and substance and written by counsel acceptable to the Administrator to the effect that each action necessary to perfect a first priority security interest in each of the Financed Student Loans being or to be serviced by such Sub-Servicer has been accomplished and that the perfection and priority of the Indenture Trustee's security interest in the Collateral will not be affected by the use of such Sub-Servicer, or if it will be affected, setting forth the steps necessary to continue such perfection and priority, and completing such steps to the satisfaction of the Administrator at Issuer's expense.

         (g)  Guarantor Limitations. Permit any Financed Student Loan (a) that
              ---------------------
is an FFEL Loan to be guaranteed by any guaranty agency or entity other than (i) an FFEL Guarantor or (ii) any other guaranty agency or entity specifically approved as a Guarantor by the Administrator in advance hereunder in writing or
(b) that is a Consumer Education Loan covered by a Consumer Education Loan Guarantee Agreement to be guaranteed by any guaranty agency or entity other than a Consumer Education Loan Guarantor.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

         SECTION 8.01. Events of Default. The following events shall be "Events
                       -----------------                                 ------
of Default" hereunder:
----------

         (a) Issuer shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall continue unremedied for three Business Days after the Issuer has knowledge or has received notice thereof; or

         (b) Any representation or warranty (other than a representation and warranty made pursuant to Section 6.01(g) with respect to a Financed Student
                          ---------------
Loan as to which Issuer has complied with Section 6.02) made or deemed to be
                                          -------------
made by Issuer (or any of its officers) under or in connection with this Agreement or any other Transaction Document to which it is a party or any other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and shall not have been corrected within 30 days; or

         (c) Issuer shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for 30 days after the earlier of (i) written notice thereof shall have been given by the Administrator or Noteholder to Issuer or (ii) Issuer has actual knowledge thereof; or

         (d) An Event of Bankruptcy shall have occurred with respect to Issuer or any of its Affiliates; or

         (e) (i) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by Issuer to the Administrator prior to the date of execution and delivery of this Agreement is pending against Issuer or any of its Affiliates, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii),
                                                             ----------    ----
in the opinion of the Administrator, has a reasonable likelihood of having a Material Adverse Effect; or

         (f) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of Issuer or any of its Affiliates and such lien shall not have been released within five Business Days or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of

Issuer or any of its Affiliates and such lien shall not have been released within five Business Days; or

         (g) The Indenture Trustee shall fail to have a valid, perfected first priority Lien on the Collateral, for the benefit of the Secured Parties; or

         (h) A Servicer Event of Default shall have occurred with respect to the Master Servicer or any Sub-Servicer, and the Master Servicer (or Sub-Servicer, as applicable), shall not be replaced with a substitute acceptable to the Administrator within 30 days of such event; or

         (i) The Coverage Condition is not satisfied with respect to any Collection Period and such condition continues for two (2) Business Days; or

         (j) At any time the sum of the aggregate outstanding Principal Balance of all Financed Student Loans that are Consumer Education Loans guaranteed by any Consumer Education Loan Guarantor exceeds 20% of the aggregate outstanding Principal Balance of all Financed Student Loans; or

         (k) At any time the sum of the aggregate outstanding Principal Balance of all Financed Student Loans that are Consumer Education Loans not guaranteed by a Consumer Education Loan Guarantor exceeds 2% of the Facility Amount; or

         (l) At any time the aggregate outstanding Principal Balance of all Student Loans which are FFEL Proprietary Loans exceeds 5.0% of the Facility Amount; or

         (m) To the extent the aggregate outstanding Principal Balance of all Financed Student Loans that are Consumer Education Loans exceeds 2% of the aggregate outstanding Principal Balance of all Financed Student Loans, the average Consumer Education Loan Default Ratio with respect to the Financed Student Loans for any consecutive three month period exceeds 2.5%; or

         (n) The average Minimum Yield for any consecutive three month period is less than 0.50% and Issuer shall not have entered into a Qualifying Hedge Contract within thirty Business Days thereafter; or

         (o) The Default Ratio for any calendar month exceeds (i) 5% in the case of the Consumer Education Loan Default Ratio or (ii) the default ratio that maintains the highest Guarantee Payment then authorized under the Higher Education Act, in the case of the Federal Default Ratio and such condition continues for three Business Days or more; or

         (p) Any amendment to the Higher Education Act, the Public Health Service Act or any other federal law becomes effective that (i) reduces the rate of return on Eligible Student Loans held hereunder by 0.15% or more below the rate of return provided for such Eligible Student Loans held under the Higher Education Act, or the Public Health Service Act or such other federal law, as the case may be, as in effect on the date hereof, or (ii) reduces the Federal Loan guarantee value below 95%.

         SECTION 8.02. Remedies.
                       --------

         (a) Optional Acceleration. Upon the occurrence of an Event of Default
             ---------------------
(other than an Event of Default described in subsection (d) of Section 8.01),
                                             --------------    ------------
the Administrator shall, at the request of Noteholder or may, with the consent of Noteholder, declare that the Termination Date has occurred and the unpaid principal amount of the Note to be due and payable immediately, by a notice in writing to Issuer, and upon any such declaration, the Termination Date shall occur and such principal amount shall be immediately due and payable, together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Issuer.

         (b) Automatic Acceleration. Upon the occurrence of an Event of Default
             ----------------------
described in subsection (d) of Section 8.01, the Termination Date shall occur
             --------------    ------------
automatically and the unpaid principal amount of the Note shall automatically become due and payable, together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by Issuer.

         (c) Additional Remedies. Upon any acceleration of the Note pursuant to
             -------------------
this Section 8.02, no Borrowings thereafter will be made, and the Administrator,
     ------------
Noteholder, and the Indenture Trustee shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws to a secured party, which rights shall be cumulative, including, without limitation, the right to foreclose upon the Collateral and sell all or any portion thereof at public or private sale (and Issuer agrees that, to the extent that notice of such sale is required, notice 10 days prior to such sale shall be adequate and reasonable notice for all purposes).


                                  ARTICLE IX

                     THE ADMINISTRATOR; INDENTURE TRUSTEE

         SECTION 9.01. Authorization and Action. Noteholder has appointed and
                       ------------------------
authorized the Administrator (or its designees) to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrator by the terms hereof, together with such powers as are reasonably incidental thereto.

         SECTION 9.02. Administrator's Reliance, Etc. The Administrator and its
                       -----------------------------
directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, the
Administrator: (a) may consult with legal counsel, independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Noteholder or any other holder of any interest in the Collateral and shall not be responsible to Noteholder or any such other holder for any statements, warranties or representations made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Issuer or the Master Servicer or to inspect the property (including the books and records) of Issuer or the Master Servicer; (d) shall not be responsible to Noteholder or any other holder of any interest in the Collateral for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone if confirmed in writing within two Business Days), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 9.03. Administrator's Affiliates. The Administrator and any of
                       --------------------------
its Affiliates may generally engage in any kind of business with Issuer, the Master Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Issuer, the Master Servicer, any Obligor or any of their respective Affiliates, all as if Administrator was not serving in such capacity and without any duty to account therefor to Noteholder or any other holder of an interest in the Collateral.

         SECTION 9.04. Acceptance of the Trusts. The Noteholder hereby appoints
                       ------------------------
Fifth Third Bank, as Indenture Trustee hereunder. The Indenture Trustee accepts and agrees to execute the trusts granted to it by this Agreement, but only upon the terms and conditions set forth herein. The Indenture Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Indenture Trustee.

         In case an Event of Default has occurred of which the Indenture Trustee has, or is deemed to have, notice in accordance with this Agreement and has not been cured, the Indenture Trustee agrees to act in accordance with the instructions and orders of the Administrator, but in any such event, only upon and subject to the following expressed terms and conditions:

         (a) The Indenture Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, employees or co-trustees but shall be answerable for the conduct of the same in accordance with the standard specified above, except as otherwise provided herein and except for the acts and omissions of agents of Persons other than the Indenture Trustee chosen by Issuer and approved by the Administrator and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers, and employees as may reasonably be employed in connection with the trusts hereof. The Indenture Trustee may act upon the opinion or advice of an attorney or accountant selected by it in the exercise of reasonable care. The Indenture Trustee shall not be responsible for any loss or damage resulting from any action or nonaction of such Person which is in good faith and in reliance upon such opinion or advice. The Indenture Trustee shall not be responsible for any action or inaction of the Master Servicer, any Sub-Servicer or any party hereto except as provided herein or under applicable laws, rules and regulations.

         (b) The Indenture Trustee shall not be responsible for any recital herein, or in the Note, or for the validity of the execution by Issuer of this Agreement, or of any supplemental indentures or instruments of further assurance, or for the sufficiency of the security for the Note issued hereunder or intended to be secured hereby, or for the value or title of the property herein conveyed or otherwise as to the maintenance of the security hereof.

         (c) The Indenture Trustee shall not be accountable for the use or application by Issuer of the Note or the proceeds thereof or for the use or application of any money paid over by the Indenture Trustee in accordance with the provisions of this Agreement or for the use and application of other money received by the Indenture Trustee.

         (d) The Indenture Trustee shall be protected in acting upon any notice, requisition, request, consent, certificate, order, opinion, affidavit, letter, telegram or other paper or document reasonably believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Indenture Trustee pursuant to this Agreement upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of the Note shall be conclusive and binding upon all future owners of the Note and upon any Notes issued in exchange therefor or in place thereof.

         (e) Except as otherwise expressly provided in this Agreement, as to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Indenture Trustee shall be entitled to rely upon a certificate of the Administrator as sufficient evidence of facts therein contained, and prior to the occurrence of a default of which the Indenture Trustee has been notified as provided in subsection (g) of this
                                                       --------------
Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a dealing, transaction or action as necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

         (f) The permissive right of the Indenture Trustee to do things enumerated in this Agreement shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct; provided, however, that the Indenture Trustee shall not be liable
            --------  -------
for any error of judgment made in good faith, unless it shall be proved that such Person was negligent in ascertaining the pertinent facts.

         (g) The Indenture Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by Issuer to cause to be made any of the payments to it for the account of Noteholder required to be made by Article III, or defaults under clause (a) of Section 8.01, unless the
           -----------                    ----------    ------------
Indenture Trustee shall be specifically notified in writing of such default by Issuer, the Noteholder or the Administrator.

         (h) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

         (i) No provision of this Agreement shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (j) If any Event of Default under this Agreement shall have occurred and be continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care as a prudent person would exercise or use in the circumstances in the conduct of his or her own affairs.

         (k) All moneys received by the Indenture Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received in the Collection Account.

         (l) The Indenture Trustee shall file Uniform Commercial Code continuation statements to the Uniform Commercial Code financing statements in favor of the Indenture Trustee originally filed at the delivery of this Agreement prior to every fifth year.

         (m) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         SECTION 9.05. Fees, Charges and Expenses of Indenture Trustee. The
                       -----------------------------------------------
Indenture Trustee shall be entitled to payment of the Indenture Trustee's Fees for its services rendered hereunder and to payment of, or reimbursement for, all advances, reasonable counsel fees and expenses and other out-of-pocket expenses reasonably and necessarily made or incurred by the Indenture Trustee, in connection with such services and may impose a lien on the Collateral with respect to accrued and unpaid fees and reasonable expenses, including any indemnification pursuant to Section 9.15, in each case subordinated, except
                            ------------
during the continuance of an Event of Default, to payment or reimbursement to Noteholder hereunder.

         SECTION 9.06. Notice to Noteholder if Default Occurs. If a default
                       --------------------------------------
occurs of which the Indenture Trustee is by Section 9.04(g) required to take
                                            ---------------
notice or if notice of default be given as provided in said Section 9.04(g),
                                                            ---------------
then the Indenture Trustee shall give written notice thereof by registered or certified mail to Issuer, Noteholder and the Administrator.

         SECTION 9.07. Intervention by Indenture Trustee. To the extent
                       ---------------------------------
 permitted by applicable law, in any judicial proceeding to which Issuer is a party, the Indenture Trustee shall intervene if directed to do so in writing by the Administrator.

         SECTION 9.08. Successors. Any corporation or association into which the
                       ----------
Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor
                                 ---- -----
Indenture Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 9.09. Resignation. The Indenture Trustee may at any time resign
                       -----------
from the trusts hereby created by giving 90 days' written notice to Issuer and the Administrator, and such resignation shall take effect at the end of such 90 days, or upon the earlier appointment and acceptance of a successor Indenture Trustee, as provided in Section 9.11 hereof, or removal as provided in Section
                        ------------                                   -------
9.10 hereof. Notwithstanding the foregoing, resignation of the Indenture Trustee
----
shall not be effective until a successor or temporary Indenture Trustee is appointed and has accepted such appointment; provided, however, if an instrument
                                             --------  -------
of acceptance shall not have been delivered within 120 days after giving such notice of resignation, the resigning Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor, and any attorneys' fees and expenses incurred in connection with such petition shall be payable by Issuer, unless such failure is due to the gross negligence, bad faith or wilful misconduct of the Administrator in not exercising its rights under Section 9.11, in which event such fees and expenses shall be paid by the
      ------------
Administrator.

         SECTION 9.10. Removal. The Indenture Trustee may be removed by the
                       -------
Administrator at any time, by an instrument in writing delivered to the Indenture Trustee. Notwithstanding the foregoing, removal of the Indenture Trustee shall not be effective until a successor is appointed and has accepted such appointment.

         SECTION 9.11. Appointment of Successor. In case the Indenture Trustee
                       ------------------------
shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Administrator with the consent of Issuer (which consent shall not be unreasonably withheld) by an instrument in writing signed by the Administrator. If in a proper case no appointment of a successor Indenture Trustee shall be made pursuant to the foregoing provisions of this Section within 15 days after the Indenture Trustee shall have given written notice as provided in Section
                                                                     -------
9.09 hereof, the Indenture Trustee, Issuer, the Administrator or the Noteholder
----
may apply to a court of jurisdiction to appoint a successor Indenture Trustee. Said court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Indenture Trustee. Each such successor Indenture Trustee shall agree in writing to be bound by the provisions of
Section 13.06.
-------------

         SECTION 9.12. Concerning Any Successor. Every successor Indenture
                       ------------------------
Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to Issuer and the Administrator an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, upon receipt of a request from the Administrator execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor shall deliver all securities and moneys held by it as Indenture Trustee hereunder to its successor.

         SECTION 9.13. Appointment of Co-Trustee. It is the purpose of this
                       -------------------------
Agreement that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as the Indenture Trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any other Transaction Document or any Student Loan or related agreement, and in particular in case of the enforcement thereof on default, or in case of a conflict of interest, or in case the Indenture Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Indenture Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Indenture Trustee appoint an additional institution, which must be a commercial bank with trust powers, as a separate or co-trustee. The following provisions of this Section are intended to accomplish these ends. In the event that the Indenture Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Agreement to be exercised by or vested in or conveyed to the Indenture Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

         Should any instrument in writing from Issuer be required by the separate or co-trustee so appointed by the Indenture Trustee for more fully and certainly vesting in and confirming to him, her or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by Issuer. In case any separate or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee until the appointment of a new Indenture Trustee or a successor to such separate or co-trustee.

         SECTION 9.14. Successor Indenture Trustee as Trustee of Funds. In the
                       -----------------------------------------------
 event of a change of the Indenture Trustee the predecessor which has resigned or been removed shall cease to be trustee of any funds then held by it hereunder and the successor Indenture Trustee shall become such trustee.

         SECTION 9.15. Indemnification.
                       ---------------

         (a) The Indenture Trustee shall not be under any obligation or duty to perform any act at the request of the Administrator or Issuer or to institute or defend any suit in respect hereof or to exercise any remedy hereunder unless properly indemnified to its satisfaction subject to Section 9.04(i) hereof. The
                                                    ---------------
Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default of Issuer, except as provided in Section 9.04(g).
                                                           ---------------

         (b) Issuer agrees to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense, including attorneys' fees, incurred without gross negligence, bad faith or willful misconduct on its part or on the part of Noteholder or Administrator, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except as a result of gross negligence, bad faith or willful misconduct on its part or on the part of Noteholder or Administrator and except any liability to the Department on account of the Indenture Trustee's status as such.



                                   ARTICLE X

                      ASSIGNMENT OF NOTEHOLDER'S INTEREST

         SECTION 10.01. Restrictions on Assignments.
                        ---------------------------

         (a) This Agreement and the Noteholder's rights and obligations herein (including ownership of the Note) shall be assignable, in whole or in part, by the Noteholder and its successors and assigns with the prior written consent of Issuer; provided, however, that such consent shall not be unreasonably withheld;
        --------  -------
and provided, further, that no such consent shall be required if the assignment
    --------  -------
is made to PNC, any Affiliate of PNC (other than a director or officer of PNC), any Purchaser or other Program Support Provider or any Person which is (i) in the business of issuing commercial paper notes and (ii) associated with or administered by PNC or any Affiliate of PNC. Each assignor may, in connection with the assignment, disclose to the applicable assignee any information relating to Issuer or the Collateral furnished to such assignor by or on behalf of the Noteholder, Issuer or the Administrator.

         (b) Noteholder may at any time grant to one or more banks or other institutions (each a "Purchaser") party to the Liquidity Agreement or other
                      ---------
Program Support Provider participating interests in the Noteholder Loans. In the event of any such grant by Noteholder of a participating interest to a Purchaser or other Program Support Provider, except as set forth in paragraph (f) below,
                                                          -------------
the Noteholder shall remain solely responsible for the performance of its obligations hereunder. Issuer agrees that each Purchaser shall be entitled to the benefits of Sections 4.02 and 4.03. No bank or other financial institution
                -------------     ----
(other than those existing as such on the date hereof) shall become a party to the Liquidity Agreement as a Purchaser without the prior written consent of the Issuer, which consent shall not be unreasonably withheld.

         (c) This Agreement and the rights and obligations of the Administrator hereunder shall be assignable, in whole or in part, by the Administrator and its successors and assigns with the consent of Issuer, which consent shall not be unreasonably withheld; provided that, if (i) such assignment is to an Affiliate
                       --------
of PNC, (ii) it becomes unlawful for PNC to serve as the Administrator or (iii) an Event of Default exists, no such consent of Issuer shall be necessary.

         (d) Issuer may not assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Administrator.

         (e) Without limiting any other rights that may be available under applicable law, the rights of the Noteholder may be enforced through it or by its agents.

         (f) In the event that the Noteholder Loans are funded in their entirety pursuant to the Liquidity Agreement or other Program Support Agreement, and the Administrator requests that Issuer acknowledge the assignment of the Noteholder Loans to the Purchasers or to such Program Support Provider (or an agent on their behalf), Issuer agrees (i) to enter into such amendments to this Agreement and the other Transaction Documents as the Administrator may reasonably request in order to reflect the substitution of such Purchasers or other Program Support Providers, or an agent therefor, as the Noteholder(s) and the release of Market Street Funding Corporation of all further obligations hereunder, (ii) to execute and deliver such Uniform Commercial Code financing statements, or amendments thereto or assignments thereof, to reflect such assignment and substitution and (iii) to take such other actions as the Administrator shall reasonably request in connection with such assignment, release and substitution.

         SECTION 10.02. Rights of Assignee. Upon the assignment by Noteholder in
                        ------------------
accordance with this Article X, the assignee receiving such assignment shall
                     ---------
have all of the rights of Noteholder with respect to the Transaction Documents and the Collateral (or such portion thereof as has been assigned).

         SECTION 10.03. Evidence of Assignment. Any assignment of the Commitment
                        ----------------------
and the Note (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be satisfactory to Noteholder, the Administrator and the assignee.


                                  ARTICLE XI

                                INDEMNIFICATION

         SECTION 11.01. Indemnities.
                        -----------

         (a) General Indemnity. Without limiting any other rights which any such
             -----------------
Person may have hereunder or under applicable law, Issuer hereby agrees to indemnify each of the Administrator, Noteholder, the Program Support Providers, the Indenture Trustee, the Eligible Lender Trustee, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all damages,
 -----------------
losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements

(all of the foregoing being collectively referred to as "Indemnified Amounts")
                                                         -------------------
awarded against or incurred by any of them arising out of or relating to the Transaction Documents or the funding of the Noteholder Loans or in respect of any Financed Student Loan, excluding, however, (a) Indemnified Amounts to the
                           ---------  -------
extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or
(b) recourse for Defaulted Financed Student Loans (except as specifically provided herein). Without limiting the foregoing, Issuer shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                  (i) the adjustment or any non-cash reduction in the outstanding Principal Balance of any Financed Student Loan that are not made pursuant to the Reduced Rate Program;

                  (ii) the transfer by Issuer of any interest in the Collateral other than the grant of a security interest granted to the Indenture Trustee, for the benefit of Noteholder, pursuant to Section 1.03;
                                                             ------------
                  (iii) any representation or warranty made by Issuer (or any of its officers or Affiliates) under or in connection with any Transaction Document or any other information or report delivered by or on behalf of Issuer pursuant hereto, which shall have been false, incorrect or misleading in any respect when made or deemed made;

                  (iv) the failure by Issuer to comply with any applicable law, rule or regulation with respect to any Financed Student Loan, including, with respect to any FFEL Loan or HEAL Loan that is a Financed Student Loan, the Higher Education Act or the Public Health Service Act, respectively, or the nonconformity of any Financed Student Loan with any such applicable law, rule or regulation, including, with respect to any FFEL Loan or HEAL Loan that is a Financed Student Loan, the Higher Education Act or the Public Health Service Act, respectively;

                  (v) the failure to vest and maintain vested in the Indenture Trustee, for the benefit of the Secured Parties, a first priority perfected security interest, in the Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of Noteholder or the Administrator, whether existing at the time of any Borrowing or at any time thereafter;

                  (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any item of the Collateral, whether at the time of any Borrowing or at any time thereafter;

                  (vii) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Student Loan or Guarantee Agreement in, or purporting to be in, the Collateral (including, without limitation, a defense based on such Student Loan or Guarantee Agreement not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms); or

                  (viii) any Regulatory Change after the date of this Agreement that results in any tax or governmental fee or charge (but not including taxes upon or measured by net income or gross revenues), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the Noteholder Loans, or any interest in the item of the Collateral or in any goods which secure any item of the Collateral.

         (b)      Contest of Tax Claim; After-Tax Basis. If any Indemnified
                  -------------------------------------
Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Issuer under Section 11.01(a)(viii), such Indemnified Party shall give prompt and
      ----------------------
timely notice of such attempt to Issuer. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.


                                  ARTICLE XII

                          SERVICING OF FINANCED STUDENT LOANS

         SECTION 12.01. Duties of Master Servicer. The Master Servicer, for the
                        -------------------------
 benefit of Issuer and the Noteholder (to the extent provided herein), shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections with respect to the Financed Student Loans (other than collection of any Interest Subsidy Payments, Special Allowance Payments and Insurance Payments, which the Administrator or the Eligible Lender Trustee will perform) in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act, the Public Health Service Act and any Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for federal reinsurance or Interest Subsidy Payments, Special Allowance Payments or Insurance Payments or one or more of the Financed Student Loans for receipt of Guarantee Payments or would have an adverse effect on the Noteholders or any other Secured Party.

         The Master Servicer's duties (or the duties of the applicable Sub-Servicers on behalf of the Master Servicer) shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons or billing notices to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and quarterly statements with respect thereto to the Administrator. Unless otherwise expressly provided herein, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or Sub-Servicer, as the case may be). Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver (and may cause the applicable Sub-Servicer to execute and deliver), on behalf of itself, Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholder or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; provided, however, that the Master
                                        --------  -------
Servicer agrees that it will not (nor will it permit a Sub-Servicer to) (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee, the Administrator and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements of the Higher Education Act or any Guarantee Agreement; provided further, however, that
                                                 -------- -------  -------
the Master Servicer shall not agree (nor shall it permit any Sub-Servicer to agree) to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act or any Guarantee Agreement or the Reduced Rate Program. The Eligible Lender Trustee on behalf of Issuer hereby grants a power of attorney and all necessary authorization to the Master Servicer to (or to cause the applicable Sub-Servicer to) maintain any and all collection procedures with respect to the Financed Student Loans it services (or sub-services), including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholder and the Secured Parties. The

Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Master Servicer or the Administrator furnish the Master Servicer or the Administrator (or at written the direction of the Master Servicer or the Administrator, the related Sub-Servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer or the Administrator (or related Sub-Servicer) to carry out their servicing and administrative duties hereunder (or under the related sub-servicing agreement).

         SECTION 12.02. Collection of Financed Student Loan Payments.
                        --------------------------------------------

         (a) The Master Servicer shall (or shall cause the applicable Sub-Servicers, if any, to) make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. With the written consent of the Administrator, the Master Servicer (or at the direction of the Master Servicer, the related Sub-Servicer) may in its discretion waive any charge or any other fee that may be collected in the ordinary course of servicing a Financed Student Loan. The Master Servicer shall (or shall cause the applicable Sub-Servicers to) remit all collections relating to the Financed Student Loans to the Collection Account for deposit therein no later than the close of business on the second Business Day after receipt thereof.

         (b) The Master Servicer shall (or shall cause the applicable Sub-Servicer to) make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered (or at the direction of the Master Servicer, the related Sub-Servicer is authorized and empowered) to convey to any Guarantor the Student Loan Note and the related loan documents representing any Financed Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

         SECTION 12.03. Realization upon Financed Student Loans. For the benefit
                        ---------------------------------------
of Issuer, the Noteholder and the Secured Parties, the Master Servicer shall (or shall cause the applicable Sub-Servicer to) use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any applicable Guarantee Agreement in its servicing (or sub-servicing) of any delinquent Financed Student Loans.

         SECTION 12.04. No Impairment. The Master Servicer shall not (nor shall
                        -------------
it permit the applicable Sub-Servicer to) impair the rights of Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholder or any Secured Party in such Financed Student Loans.

         SECTION 12.05. Purchase of Financed Student Loans. The Master Servicer
                        ----------------------------------
shall inform the Administrator and the Indenture Trustee promptly, in writing, upon the discovery of any breach pursuant to Section 12.01, 12.02, 12.03 or
                                             -------------  -----  -----
12.04. Unless any such breach shall have been cured within 60 days following
-----
such discovery (or, at the Master Servicer's election, the last day of the first month following such discovery), the Master Servicer shall purchase any Financed Student Loan in which the interests of the Noteholders or the other Secured Parties are materially and adversely affected as determined by the Administrator by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period for an amount equal to the unpaid principal balance of such Student Loan, plus accrued and unpaid interest
                                        ----
thereon, plus any Unamortized Premium thereon (the "Servicer Repurchase
                                                    -------------------
Amount"). Such Servicer Repurchase Amount shall be deposited by the Master
------
Servicer into the Collection Account on such date and applied as a repayment of the Total Outstanding Principal of the Noteholder Loans on such date in accordance with Section 2.03(c). If the Master Servicer takes any action or
                ---------------
fails to take any action (including, without limitation, all actions taken or not taken by a Sub-Servicer on its behalf) during any Collection Period pursuant to the sections referred to above that materially impairs the rights of Issuer, the Indenture Trustee, the Eligible Lender Trustee, or the Noteholder in any Financed Student Loan or otherwise than as provided in such sections, the Master Servicer shall purchase such Financed Student Loan as of the last day of such Collection Period for an amount equal to Servicer Repurchase Amount (and such Servicer Repurchase Amount shall be deposited by the Master Servicer into the Collection Account on such date and applied as a repayment of the Total Outstanding Principal of the Noteholder Loans on such date in accordance with
Section 2.03(c)). Notwithstanding the foregoing, the Master Servicer, at its
----------------
option, may permit or cause a Sub-Servicer to purchase a Financed Student Loan in its stead, in the manner and for the reasons set forth above.

         SECTION 12.06. Master Servicer's Report. On or before the 25th day of
                        ------------------------
 each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall (or shall cause each Sub-Servicer to) deliver to the Administrator a Monthly Report with respect to the preceding calendar month.

         SECTION 12.07. Annual Statement as to Compliance; Notice of Default.
                        ----------------------------------------------------

         (a) The Master Servicer shall (and the Master Servicer shall cause each Sub-Servicer to) deliver to the Indenture Trustee and the Administrator, on or before July 30 of each year beginning July 30, 2002, an officers' certificate of the Master Servicer (and each Sub-Servicer) as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Master Servicer (and each Sub-Servicer on its behalf), during the preceding

 12-month period (or, in the case of the first such certificate, during the period from the date hereof to December 31, 2001) and of its performance under this Agreement (or the related sub-servicing agreement, as applicable) has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer (or such Sub-Servicer), as the case may be, has fulfilled all its obligations under this Agreement (or the related sub-servicing agreement), as applicable, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

         (b) The Master Servicer shall deliver to the Indenture Trustee and the Administrator promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officers' certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default or a Servicer Event of Default.

         SECTION 12.08. Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding Financed Student Loans. Upon reasonable prior notice, the Master
--------------------------------
Servicer shall (or shall cause the Sub-Servicers to) provide to the Indenture Trustee and the Administrator access to the all files and documents in its possession relating to the Financed Student Loans. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer (or the applicable Sub-Servicer). Nothing in this Section shall affect the obligation of the Master Servicer (or the applicable Sub-Servicer on its behalf) to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer (or the applicable Sub-Servicer) to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 12.09. Servicer Expenses. The Master Servicer shall be required
                        -----------------
to pay or cause to be paid all expenses incurred by it (or its agents acting on its behalf) in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer and expenses incurred in connection with distributions and reports to be delivered by it hereunder.

         SECTION 12.10. Appointment of Sub-Servicers. The Master Servicer may at
                        ----------------------------
any time, (i) upon the written consent of the Administrator, appoint one or more sub-servicers (each, a "Sub-Servicer") to perform all or any portion of its
                        ------------
obligations as Master Servicer hereunder, and (ii) without notice or consent, delegate specific duties to sub-contractors who are in the business of performing such duties; provided, however, that the Master Servicer shall remain
                        --------  -------
obligated and be liable to Issuer, the Administrator, the Noteholder and the other Secured Parties for the servicing and administering of the Financed Student Loans, in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Sub-Servicer or other delegation of such duties and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of each Sub-Servicer (and any such sub-contractors) shall be as agreed between the Master Servicer and the applicable Sub-Servicer or a sub-contractor from time to time and none of Issuer, Noteholder, Administrator, Indenture Trustee, Eligible Lender Trustee or any Secured Party shall have any responsibility therefor.

         SECTION 12.11. Maintenance of Fidelity Bond and Errors and Omission
                        ----------------------------------------------------
Policy. The Master Servicer shall cause each Sub-Servicer to maintain in full
------
force and effect, such policy or policies of insurance covering errors and omissions and a fidelity bond in respect of its officers, employees and agents in accordance with the applicable Servicing Agreement and as approved by the Administrator.

         SECTION 12.12. Representations of Master Servicer. The Master Servicer
                        ----------------------------------
makes the following representations on which Issuer, the Noteholder and each Secured Party is deemed to have relied in entering into this Agreement and appointing the Master Servicer, as Master Servicer hereunder.

         (a) Organization and Good Standing. The Master Servicer is duly
             ------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to master service the Financed Student Loans.

         (b) Due Qualification. The Master Servicer is duly qualified to do
             -----------------
business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the master servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

         (c) Power and Authority of the Master Servicer. The Master Servicer has
             ------------------------------------------
 the corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party have been duly authorized by the Master Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement and each of the other
             ------------------
 Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally, and subject to general principles of equity.

         (e) No Violation. The consummation of the transactions contemplated by
             ------------
 this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the articles of association or by-laws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); which breach or default could reasonably be expected to have a material adverse effect on the condition of the Master Servicer, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor violate any law or, to the knowledge of the Master Servicer, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

         (f) No Proceedings. There are no proceedings, or, to the Master
             --------------
 Servicer's best knowledge, investigations pending, or, to the Master Servicer's best knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, and the other Transaction Documents, or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.

         (g) No Amendment or Waiver. No provision of a Financed Student Loan has
             ----------------------
been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the files relating to such Financed Student Loan.

         (h) Collection Practices. The servicing and collection practices used
             --------------------
 by the Master Servicer (or each Sub-Servicer on its behalf) with respect to the Financed Student Loans have been in all respects in compliance with Accepted Servicing Procedures, and all applicable laws and regulations.

         (i) Location of Files Relating to Financed Student Loans. The file
             ----------------------------------------------------
 relating to each Financed Student Loan are kept in the offices of the applicable Sub-Servicer on behalf of the Master Servicer identified to the Administrator in writing prior to the date hereof, or at such other office identified to the Administrator in writing, and all such files have been delivered to and are in the possession of the applicable Sub-Servicer.

         SECTION 12.13. Indemnities of Master Servicer. The Master Servicer
                        ------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

         The Master Servicer shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against Issuer, the Eligible Lender Trustee, the Noteholder (together with its assigns), the Indenture Trustee, the Administrator and each of the other Secured Parties or any of their respective officers, directors, employees, members, managers and agents to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer (or any Sub-Servicer acting on its behalf) in the performance of its obligations and duties under this Agreement of any other Transaction Document to which it is a party or by reason of the reckless disregard of its obligations and duties (or those of any Sub-Servicer acting on its behalf) under this Agreement or any other Transaction Document to which it is a party.

         For purposes of this Section, in the event of the termination of the rights and obligations of the Master Servicer (or any successor thereto) as Master Servicer hereunder, or a resignation by such Master Servicer pursuant to this Agreement, the Administrator shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer.

         SECTION 12.14. Grad Partners Not To Resign as Master Servicer. Without
                        ----------------------------------------------
the prior written consent of the Administrator, Grad Partners shall not resign from the obligations and duties hereby imposed on it as Master Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Grad Partners as Master Servicer shall be communicated to the Eligible Lender Trustee, the Administrator and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an opinion of counsel (in form and substance reasonable acceptable to the Administrator) to such effect delivered concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee, the Indenture Trustee, the Administrator or a successor Master Servicer reasonably acceptable to the Administrator shall have assumed the responsibilities and obligations of Grad Partners, as Master Servicer hereunder.

         SECTION 12.15. Servicer Default. If any Servicer Event of Default with
                        ----------------
 respect to the Master Servicer shall occur and be continuing then, and in each and every case, so long as the Servicer Event of Default shall not have been remedied, the Administrator, by notice then given in writing to the Master Servicer may terminate all the rights and obligations of the Master Servicer in such capacity under this Agreement and each of the other Transaction Documents to which it is a party, as Master Servicer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Student Loan Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Administrator or such successor Master Servicer as may be appointed by the Administrator; and, without limitation, the Administrator and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement and all agreements Sub-Servicing with the Sub-Services, including the transfer to the successor Master Servicer of its rights under all existing Sub-Servicing with the Sub-Services Agreements and for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring all files and other documents in respect of each Financed Student Loan to the successor Master Servicer and amending this Agreement, the sub-servicing agreements and any other Transaction Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 12.16. Appointment of Successor. Upon receipt by the Master
                        ------------------------
Servicer of notice of termination pursuant to Section 12.15, or the resignation
                                              -------------
by the Master Servicer in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer shall become unable to act as Master Servicer as specified in the notice of resignation and accompanying opinion of counsel. In the event of the termination hereunder of a Master Servicer, the Administrator shall appoint, a successor Master Servicer and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Administrator. In the event that a successor Master Servicer has not been appointed at the time when the predecessor Master Servicer has ceased to act as Master Servicer hereunder, the Administrator without further action shall automatically be appointed the successor Master Servicer.

         SECTION 12.17. Master Servicer Fee. The Master Servicer shall be paid
                        -------------------
the Master Servicer's Fee for each calendar month payable on each Payment Date pursuant to clause second
            -------------
of Section 3.03(b), in an amount equal to the product of (i) the aggregate
   ---------------
outstanding principal balance of all Financed Student Loans on such Payment Date and (ii) 0.85% per annum; provided, however, on any Payment Date on which the
                          --------  -------
Minimum Yield is less than 0.50%, the Master Servicer shall be paid an amount equal to the product of (i) the aggregate outstanding principal balance of all Financed Student Loans on such Payment Date and (ii) 0.35% per annum.

                                 ARTICLE XIII

                                 MISCELLANEOUS

         SECTION 13.01. Amendments, Etc. No amendment or waiver of any provision
                        ----------------
of this Agreement nor consent to any departure by Issuer therefrom shall in any event be effective unless the same shall be in writing and signed by (a) Issuer, the Administrator, the Master Servicer, and Noteholder (with respect to an amendment); provided that no amendment shall become effective without the
            --------
signature of the Indenture Trustee, if such amendment materially increases the obligations or liabilities of the Indenture Trustee, respectively, in either its individual or agent capacity hereunder, or materially reduces any amount payable to it hereunder; or (b) the Administrator and Noteholder (with respect to a waiver or consent by them) or Issuer (with respect to a waiver or consent by
it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Administrator shall give prompt notice of each such material amendment, waiver and consent to the Rating Agencies. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Noteholder may also be required to obtain the approval of some or all of the Program Support Providers or to obtain confirmation from certain Rating Agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

         SECTION 13.02. Notices, Etc. All notices and other communications
                        ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective,
(a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         SECTION 13.03. No Waiver; Remedies. No failure on the part of Issuer,
                        -------------------
the Administrator, any Affected Party, any Indemnified Party, the Indenture Trustee or Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (unless waived in writing); nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 13.04. Binding Effect; Survival. This Agreement shall be
                        ------------------------
binding upon and inure to the benefit of Issuer, the Administrator, the Indenture Trustee, the Master Servicer, Noteholder, and their respective successors and assigns, and the provisions of Section 4.02 and Article XI shall
                                              ------------     ----------
inure to the benefit of the Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however,
                                                           --------  -------
nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 10.01. This Agreement shall create and constitute the
             -------------
continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by Issuer pursuant to Article VI and the indemnification and payment provisions
                      ----------
of Articles IX and XI and Sections 2.06, 4.02, 13.05, 13.06 and 13.12 shall be
   -----------     --     -------------  ----  -----  -----     -----
continuing and shall survive any termination of this Agreement.

         SECTION 13.05. Costs, Expenses and Taxes. In addition to its
                        -------------------------
obligations under Article XI, Issuer agrees to pay within fifteen Business Days
                  ----------
of demand:

         (a) all reasonable costs and expenses incurred by the Administrator, any Program Support Provider, the Indenture Trustee and Noteholder and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing) the amendment to, or waiver of, or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of Issuer's or the Master Servicer's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(c) or a Servicing Agreement; and
                               ---------------

         (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 13.06. No Proceedings. Issuer, the Indenture Trustee and the
                        --------------
Administrator each hereby agrees that it will not institute against Noteholder, or join any other Person in instituting against Noteholder, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Noteholder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes
     ----
shall have been outstanding. The foregoing shall not limit Issuer's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Issuer. The provisions of this Section 13.06 shall survive the termination of this Agreement.
        -------------

         SECTION 13.07. Captions and Cross References. The various captions
                        -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

         SECTION 13.08. Integration. This Agreement and the other Transaction
                        -----------
Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 13.09. Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND
                        -------------
DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF NOTEHOLDERS IN THE COLLATERAL IS GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 13.10. Waiver Of Jury Trial. ISSUER HEREBY EXPRESSLY WAIVES ANY
                        --------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

         SECTION 13.11. Execution in Counterparts. This Agreement may be
                        -------------------------
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 13.12. No Recourse Against Other Parties. No recourse under any
                        ---------------------------------
obligation, covenant or agreement of Noteholder or the Issuer contained in this Agreement shall be had against any stockholder, employee, officer, director, or incorporator of Noteholder or the Issuer; provided, however, that nothing in
                                          --------  -------
this Section 13.12 shall relieve any of the foregoing Persons from any liability
     -------------
which such Person may otherwise have for his/her or its gross negligence or willful misconduct.

                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               GRAD PARTNERS PREMIER, LLC

                               By:_______________________________
                                 Title:


                               Address:

                               12760 High Bluff Drive
                               Suite 210A
                               San Diego, California 92130
                               Attention:
                               Telephone No:
                               Facsimile No:

                                MARKET STREET FUNDING CORPORATION


                                By:________________________________
                                  Title:

                                Address:

                                c/o AMACAR Group, L.L.C.
                                6525 Morrison Boulevard
                                Suite 318
                                Charlotte, NC 28211
                                Attention: Douglas K. Johnson
                                Telephone No.: (704) 365-0569
                                Facsimile No.: (704) 365-1362

                                with a copy to:

                                PNC Bank, National Association
                                One PNC Plaza
                                249 Fifth Avenue
                                Pittsburgh, PA 15222-2707
                                Attention: John Smathers
                                Telephone No.: (412) 762-6440
                                Facsimile No.: (412) 762-9184

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Administrator


                                By:_____________________________
                                 Title:

                                Address:

                                One PNC Plaza
                                249 Fifth Avenue
                                Pittsburgh, PA 15222-2707
                                Attention: John Smathers
                                Telephone No.: (412) 762-6440
                                Facsimile No.: (412) 762-9184

                                FIFTH THIRD BANK,
                                as Eligible Lender Trustee and
                                as Indenture Trustee


                                By:___________________________
                                 Title:

                                Address:

                                [Address]
                                Attention: Brian Gardner
                                Telephone No.:
                                Facsimile No.:

                                GRAD PARTNERS, INC.,
                                as Master Servicer


                                By:_______________________________
                                   Title:


                                Address:

                                12760 High Bluff Drive
                                Suite 210A
                                San Diego, California 92130

                                Attention:
                                Telephone No:
                                Facsimile No:

                                  APPENDIX A

                                  DEFINITIONS


         This is Appendix A to the Indenture, dated as of August 17, 2001, among Grad Partners Premier, LLC, as Borrower, Market Street Funding Corporation, as Noteholder, PNC Bank, National Association, as Administrator, Fifth Third Bank, as Indenture Trustee and as Eligible Lender Trustee, and Grad Partners, Inc., as Master Servicer (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each reference in this Appendix A to any Section, the
            ---------                           ----------
Preamble, Appendix or Exhibit refers to such Section of or Appendix, Preamble or Exhibit to this Agreement.

         A.   Defined Terms. As used in this Agreement, unless the context
              -------------
requires a different meaning, the following terms have the meanings indicated below (such definitions to be applicable to both the singular and plural forms of such terms):

         "Accepted Servicing Procedures" means that the Master Servicer shall
          -----------------------------
(or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but, in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections with respect to the Financed Student Loans in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act, Public Health Service Act and any applicable Guarantee Agreement. These procedures shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending billing statements or payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and quarterly statements with respect thereto to the Administrator. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or Sub-Servicer, as the case may be).

         "Accounts" means the Collection Account and the Reserve Account.
          --------

         "Administration Account" means the special account number 1002422076 of
          ----------------------
the Noteholder maintained at the office of PNC Bank, National Association at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, or such other account as may be so designated in writing by the Administrator to Issuer and the Indenture Trustee.

         "Administrator" has the meaning set forth in the preamble.
          -------------                                   --------

         "Administrator's Office" means the office of the Administrator at One
          ----------------------
PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, Attention: John T. Smathers, or such other address as shall be designated by the Administrator in writing to Issuer and Noteholder.

         "Affected Party" means each of the Noteholder, each Purchaser, each
          --------------
Program Support Provider, the Eligible Lender Trustee and any assignee or participant of Noteholder or any Program Support Provider.

         "Affiliate" when used with respect to a Person, means any other Person
          ---------
controlling, controlled by, or under common control with, such Person.

         "Alternate Base Rate" means, on any date, a fluctuating rate of
          -------------------
interest per annum equal to the higher of
         --- -----

                  (a) the rate of interest most recently announced by PNC in Pittsburgh, Pennsylvania, as its prime rate; and

                  (b) the Federal Funds Rate (as defined below) most recently determined by the Reference Bank plus 0.50%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Reference Bank in connection with extensions of credit.

         "Applicable Schedule of Premium Base Amounts" means (i) with respect to
          -------------------------------------------
FFEL Loans, the Schedule of FFEL Premium Base Amounts, (ii) with respect to HEAL Loans, the Schedule of HEAL Premium Base Amounts and (iii) with respect to Consumer Education Loans that have the benefit of a Consumer Education Loan Guarantee Agreement the Guarantor of which is TUITIONGard, the Schedule of Private Premium Base Amounts.

         "Available Funds" means (i) all Collections, (ii) all Reassignment
          ---------------
Amounts, (ii) all Monthly Advance Amounts and (iv) all Investment Earnings.

         "Borrowing" means the aggregate Noteholder Loans made on a Borrowing
          ---------
Date.

         "Borrowing Date" means each date on which a Borrowing is consummated,
          --------------
which date shall be a Business Day.

         "Borrowing Notice" has the meaning set forth in Section 1.02(a).
          ----------------                               ---------------

         "Business Day" means a day on which both (a) the Administrator at its
          ------------
principal office in Pittsburgh, Pennsylvania is open for business and (b) commercial banks in New York City and Pittsburgh, Pennsylvania are not authorized or required to be closed for business.

         "Code" means the Internal Revenue Code of 1986, as amended, and the
          ----
regulations, rulings and proclamations promulgated thereunder.

         "Collateral" means (i) the Financed Student Loans; (ii) all of Issuer's
          ----------
(and the Eligible Lender Trustee's) right, title and interest with respect to Financed Student Loans under the Guarantee Agreements; (iii) all of Issuer's (and the Eligible Lender Trustee's) right, title and interest in all Interest Subsidy Payments and Special Allowance Payments with respect to any Financed Student Loan that is an FFEL Loan; (iv) all of Issuer's (and the Eligible Lender Trustee's) right, title and interest in all Insurance Payments with respect to any Financed Student Loan that is a HEAL Loan; (v) all of Issuer's (and the Eligible Lender Trustee's) right, title and interest in all borrower interest with respect to Financed Student Loans; (vi) the Collection Account, the Reserve Account and any other account established by Issuer pursuant to the Indenture in the name of the Indenture Trustee for the benefit of the Secured Parties, and all investments therein; (vii) all funds on deposit in the accounts described in clause (vi), together with all certificates and instruments, if any, from time
-----------
to time evidencing such accounts, and funds on deposit and all investments made with such funds, all claims thereunder or in connection therewith, and interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of any or all of the foregoing; (viii) all of Issuer's (and the Eligible Lender Trustee's) right, title and interest under any Purchase and Sale Agreement and any Servicing Agreements; (ix) all Related Security; (x) all of Issuer's books and records (including computer tapes and disks) related to the foregoing; and (xi) all Collections and other proceeds of any and all of the foregoing.

         "Collection Account" means the account established at a Qualified
          ------------------
Institution, in the name of the Indenture Trustee, for the benefit of Noteholder, which account has been designated as the Collection Account, and any other account designated as the Collection Account by the Indenture Trustee or the Administrator.

         "Collection Period" means: (i) initially the period commencing on the
          -----------------
date hereof pursuant to Section 1.02 of the Agreement (or in the case of any
                        ------------
fees payable hereunder, commencing on the date hereof) and ending on the last day of the current calendar month, and (ii) thereafter, each calendar month.

         "Collections" means (i) all funds which are received by Issuer, the
          -----------
Master Servicer, any Sub-Servicer or the Indenture Trustee or any other Person on behalf of Issuer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, all Interest Subsidy Payments, Special Allowance Payments, Guarantee Payments, Reimbursement Payments, Insurance Payments, finance charges, interest and all other charges) in respect of the Financed Student Loans, or applied to such amounts owed by such Obligors,
(ii) all funds
received pursuant to the Servicing Agreements, including all payments representing the purchase price of any repurchased Financed Student Loan, and
(iii) all funds received by Issuer, the Indenture Trustee or the Master Servicer pursuant to the Purchase and Sale Agreements or from any other source in respect of the Financed Student Loans.

         "Commercial Paper Holders" means the holders from time to time of the
          ------------------------
Commercial Paper Notes.

         "Commercial Paper Notes" means short-term promissory notes issued or to
          ----------------------
be issued by Noteholder to fund its investments in accounts receivable or other financial assets.

         "Commitment" means the obligation of Noteholder to make Noteholder
          ----------
Loans pursuant to this Agreement.

         "Consumer Education Loan" means an education loan made to a student or
          -----------------------
parent of a dependent student that is not granted under the FFEL Program or the HEAL Program, but which is otherwise an Eligible Student Loan.

         "Consumer Education Loan Default Ratio" means the ratio, computed as of
          -------------------------------------
the last day of any Collection Period, expressed as a percentage, of (i) the aggregate Principal Balance of all Consumer Education Loans which have become Defaulted Financed Student Loans during such Collection Period and which do not benefit from a Consumer Education Loan Guarantee for the full amount of principal and accrued interest, divided by (ii) the weighted average aggregate Principal Balance of all Consumer Education Loans which do not benefit from a Consumer Education Loan Guarantee Agreement for the full amount of principal and accrued interest during such Collection Period.

         "Consumer Education Loan Guarantee Agreement" means any of, and
          -------------------------------------------
"Consumer Education Loan Guarantee Agreements" means all of, the agreements
 --------------------------------------------
pursuant to which a Consumer Education Loan Guarantor guarantees (or insures) certain Student Loans that are Consumer Education Loans included or to be included in the Financed Student Loans in effect on August 17, 2001 and any such agreements that thereafter become effective that are approved in writing by the Administrator, in each case as the same may be amended, supplemented or otherwise modified from time to time.

         "Consumer Education Loan Guarantor" means TERI, TUITIONGard and such
          ---------------------------------
other third-party guarantors (or insurers) which are approved by the Administrator in writing and the Rating Agencies.

         "Coverage Condition" shall be deemed to be satisfied if (a) the sum of
          ------------------
(i) the sum of (A) the aggregate outstanding Principal Balance (as reported by Issuer on the last Monthly Report delivered to the Administrator) of the FFEL Loans and HEAL Loans that are Financed Student Loans that are also Eligible Student Loans at the time of determination (and accrued and unpaid interest thereon), plus (B) the aggregate of the Related Premium Amounts at such
                   ----
time for such Student Loans, plus (ii) the sum of (A) the aggregate outstanding
                             ----
Principal Balance (as reported by Issuer on the last Monthly Report delivered to the Administrator) of the Consumer Education Loans that have the benefit of a Consumer Education Loan Guarantee Agreement that are Financed Student Loans that are also Eligible Student Loans at the time of determination (and accrued and unpaid interest thereon), plus (B) the aggregate of the Related Premium Amounts,
                          ----
if applicable, at such time for such Student Loans, plus (iii) the aggregate
                                                    ----
outstanding Principal Balance (as reported by Issuer on the last Monthly Report delivered to the Administrator) of all Consumer Education Loans that do not benefit from a Consumer Education Loan Guarantee Agreement that are Financed Student Loans that are also Eligible Student Loans at the time of determination (and accrued and unpaid interest thereon), plus, (vi) without duplication,
                                           ----
Collections in bank accounts maintained in the name of the Indenture Trustee in which no funds other than Collections are deposited and the balances of which are swept to the Collection Account pursuant to the applicable Servicing Agreements, plus, (vii) without duplication, funds held in the Collection
            ----
Account and Reserve Account, minus (viii) the aggregate Unguaranteed Amounts
                             -----
with respect to all Defaulted Financed Student Loans, minus (ix) the Premium
                                                      -----
Amortization is equal to or greater than (b) the Total Outstanding Principal, plus accrued and unpaid interest thereon and any other obligations owing by Issuer to the Affected Parties under the Transaction Documents at the time of determination. Notwithstanding anything in the preceding sentence to the contrary, each determination of the aggregate outstanding Principal Balance of a Financed Student Loan set forth in clauses (i) through (v) of paragraph (a),
                                   -----------         ---    -------------
above, shall include the portion, if any, of each Defaulted Financed Student Loan that has the benefit of a Guarantee Agreement on the date of such determination.

         "Coverage Condition Certificate" means a certificate certifying as to
          ------------------------------
the Coverage Condition substantially in the form of Exhibit 5.02(d) to the
                                                    ---------------
Agreement.

         "CP Rate" for any period means a rate per annum calculated by the
          -------                              --- -----
Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes on each day during the period have been outstanding, plus (ii) the
                                                           ----
commissions and charges charged by such commercial paper placement agents and/or dealers with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per
                                                                         ---
annum.
-----

         "Credit and Collection Policy" means the policies and procedures
          ----------------------------
applicable to Grad Partners with respect to the origination and collection of Consumer Education Loans, as approved by the Administrator in writing.

         "Default Ratio" means the Federal Loan Default Ratio and/or the
          -------------
Consumers Education Loan Default Ratio, as applicable.

         "Defaulted Amount" means, as of any date, with respect to any Consumer
          ----------------
Education Loan that is a Defaulted Financed Student Loan and (x) that does not have the benefit of a Consumer Education Loan Guarantee Agreement or (y) that does have the benefit of a Consumer Education Loan Guarantee Agreement but the related Consumer Education Loan Guarantor has failed to make when due the appropriate Guarantee Payment with respect thereto, the aggregate outstanding Principal Balance of such Consumer Education Loan.

         "Defaulted Financed Student Loan" means any Financed Student Loan that
          -------------------------------
is a Defaulted Student Loan.

         "Defaulted Student Loan" means any Student Loan (i) (A) with respect to
          ----------------------
any FFEL Loan as to which any payment, or portion thereof, is defaulted under the terms of the FFEL Program unless such Student Loan is in Deferment, (B) with respect to any HEAL Loan as to which any payment or portion thereof is defaulted under the terms of the HEAL Program, unless such Student Loan is in Deferment, and (C) with respect to any Consumer Education Loan is more than 120 days past due from the original due date therefor or (ii) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled.

         "Deferment" means (a) the period permitted by the Higher Education Act
          ---------
and the policies of the applicable FFEL Guarantor as being a period during which a borrower under a FFEL Loan may postpone making payments of principal or interest and (b) the period permitted by the Public Health Service Act as being a period during which a borrower under a HEAL Loan may postpone making payments of principal or interest.

         "Department" means the United States Department of Education, or any
          ----------
successor thereto or to the functions thereof.

         "Dollars" means dollars in lawful money of the United States of
          -------
America.

         "Eligible Borrower" means, (i) with respect to any FFEL Loan, an
          -----------------
Obligor who is eligible under the Higher Education Act to be the obligor of a Student Loan for financing a program of education at an Eligible Institution or for consolidating two or more such Student Loans, including an Obligor who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B, 428C or 428H of the Higher Education Act (20 U.S.C.
(S)(S)1078-1, 1078-2, 1078-3, or 1078-8), (ii) with respect to any HEAL Loan, an obligor who is eligible under the Public Health Service Act to be the obligor of a Student Loan for financing a program of education at an Eligible Institution and (iii) with respect to any Consumer Education Loan, is a matriculated student at an Eligible Institution.

         "Eligible Financed Student Loan" means a Financed Student Loan that is
          ------------------------------
an Eligible Student Loan as of the date it became a Financed Student Loan.

         "Eligible Institution" means an institution that is (i) an accredited
          --------------------
institution of higher education, (ii) a vocational school or (iii) any other institution that, in all of the above cases, is an "eligible institution" as defined in the Higher Education Act or the Public Health Service Act, as applicable.

         "Eligible Investments" means any one or more of the following
          --------------------
obligations or securities:

                  (i) direct obligations of or obligations insured or guaranteed by the United States of America;

                  (ii) obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized, which bear the full faith and credit of the United States of America;

                  (iii) certificates of deposit of not more than $100,000 issued by a financial institution with its principal place of business in the United States of America, but only if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

                  (iv) shares in mutual funds rated AA or higher by Moody's or S&P (in any amount) issued by a bank, trust company or insurance company with its principal place of business in the United States of America which has a combined capital, surplus and undivided profits of at least $100 million;

                  (v) any securities or combination thereof obtained with the prior consent of the Administrator;

                  (vi) any shares in mutual funds rated at least A-1 by Moody's or P-1 by S&P; and

                  (vii) repurchase agreements, as defined below.

         For purposes of this definition "repurchase agreement" means a
                                          --------------------
simultaneous agreement between the Indenture Trustee and another entity which is a bank or insurance company which has, or whose parent holding company has, combined capital and surplus of at least $100 million and a rating on long-term debt of the highest or next-highest rating by Moody's and S&P, in which one of the parties has agreed to purchase investment securities of the type specified in (i) or (ii) above on a specified date and the other party has agreed to repurchase the investment securities at the same price plus accrued interest on a later date no more than 90 days thereafter, in which the market value (principal and interest) of the investment securities purchased is in excess of the amount of the repurchase agreement, and in which the investment securities are so purchased and delivered to the Indenture Trustee or a third party, in trust, in order to complete the contractual commitment and a custody receipt is secured, or such transfer is annotated by book entry on the books of the Department of Treasury of the United States of America or the appropriate Federal Reserve Bank, as required by applicable law.

         "Eligible Lender Trustee" has the meaning set forth in the preamble.
          -----------------------                                   --------

         "Eligible Lender Trustee Fee Letter" has the meaning set forth in
          ----------------------------------
Section 4.01.
------------

         "Eligible Student Loan" means a Student Loan:
          ---------------------

                  (a) which was acquired by the Issuer in the ordinary course of its business and pursuant to the terms of a Purchase and Sale Agreement (it being understood that if such Student Loan is acquired by the Issuer pursuant to a Purchase and Sale Agreement (other than the Purchase and Sale Agreement defined in clause (i) of the definition
                                                ----------
         thereof). The Administrator shall, if it so requests, have received prior to such acquisition a favorable opinion or opinions of counsel to the applicable Seller(s) thereunder in form and substance reasonably satisfactory to the Administrator);

                  (b) that constitutes an instrument, account or a general intangible as defined in the Uniform Commercial Code as in effect in the jurisdiction that governs the perfection of the interests of Issuer therein and the perfection of the Indenture Trustee's interest therein;

                  (c)  the borrower thereof is an Eligible Borrower;

                  (d) the borrower thereof is a United States citizen, United States national or eligible noncitizen;

                  (e) (i) if such Student Loan is an FFEL Loan that is a Subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department; (ii) if such Student Loan is an FFEL Loan that is a Federal Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; (iii) if such Student Loan is an FFEL Loan that is a PLUS Loan, a SLS Loan or an Unsubsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable; and (iv) if such Student Loan is a HEAL Loan, such Student Loan qualifies the holder thereof to receive Insurance Payments equal to at least 100% of the principal and interest of such HEAL Loan from the HEAL Insurer;

                  (f)  is not a Defaulted Student Loan;

                  (g) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the Principal

Balance thereof by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws, including, (i) with respect to any FFEL Loan, those of the Higher Education Act or any Guarantee Agreement, as applicable and (ii) with respect to any HEAL Loan, those of the Public Health Service Act;

         (h)  with regard to which the warranty of Issuer in Section 6.01(g) is
                                                             ---------------
true and correct;

         (i) the sale or assignment of which to Issuer pursuant to a Purchase and Sale Agreement and the granting of a security interest to the Indenture Trustee pursuant to the Agreement does not contravene or conflict with any law or regulation, or require the consent or approval of, or notice to, any Person;

         (j)  that is denominated and payable only in Dollars in the United
States;

         (k) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to Issuer's knowledge, overtly threatened in writing with respect to such Student Loan;

         (l) that complied at the time it was originated or made, and on the date that such Student Loan becomes a Financed Student Loan complies, and Issuer and its agents, with respect to such Student Loan, have at all times complied, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including, (i) with respect to any Federal Loan, the Higher Education Act, the Public Health Service Act and the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other applicable consumer credit laws and equal credit opportunity laws, as applicable to such Federal Loan, (ii) with respect to any FFEL Loan, all applicable FFEL Guarantee Agreements and (iii) with respect to any Consumer Education Loan complies with all applicable Consumer Education Loan Guarantee Agreements and all regulations;

         (m) that with respect to (a) any FFEL Loan is the subject of a valid FFEL Guarantee Agreement with an eligible FFEL Guarantor under the Higher Education Act and as to which a Guarantor Event of Default has not occurred, (i) qualifies the holder thereof to receive Guarantee Payments equal to at least 95% of principal and interest from the Guarantor and qualifies the Guarantor to receive Reimbursement Payments thereon from the Department, (ii) with respect to which Issuer is not in default in any material respect the performance of any of its covenants and agreements made in the applicable Guarantee, (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full, and
(iv) with respect to which no Unanticipated Change has occurred affecting such FFEL Loan which has not been approved by the Administrator and (b) any HEAL Loan
(i) with respect to which all amounts due and payable to the HEAL Insurer have been paid in full and (ii) with respect to which no Unanticipated Change has occurred affecting such HEAL Loan which has not been approved by the Administrator;

         (n) with respect to any FFEL Loan or HEAL Loan, the payment terms of which have not been altered or amended other than in accordance with the Higher Education Act or Public Health Service Act, respectively, and with respect to FFEL Loans, in accordance with the Reduced Rate Program;

         (o) that is the subject of a valid Servicing Agreement and as to which a Servicer Event of Default has not occurred;

         (p) if such Student Loan is a Rehab Loan, if the outstanding Principal Balance thereof is added to the outstanding Principal Balance of all other Eligible Financed Student Loans that are Rehab Loans, the aggregate outstanding Principal Balance of all such Rehab Loans does not exceed 2.5% of the aggregate outstanding Principal Balance of all Eligible Financed Student Loans that are Federal Consolidation Loans;

         (q) if such Student Loan is a FFEL Loan or a HEAL Loan that is a Proprietary Loan, then the aggregate outstanding balance of all such Loans shall not exceed 5.0% of the Facility Amount;

         (r) if such Student Loan is not an FFEL Loan or a HEAL Loan, it is a Consumer Education Loan that complies in all material respects with the applicable Program Manuals and (if such Consumer Education Loan has the benefit of a Consumer Education Loan Guarantee Agreement) the credit and collection policy of the related Consumer Education Loan Guarantor;

         (s) if such Student Loan is a Consumer Education Loan that does not have the benefit of a Consumer Education Loan Guarantee Agreement, all origination fees with respect to such Consumer Education Loan have been deposited into the Reserve Account;

         (t) if such Student Loan is a Consumer Education Loan, (i) if the outstanding Principal Balance thereof is added to the outstanding Principal Balance of all other Consumer Education Loans that are Financed Student Loans, the aggregate outstanding balance of all Consumer Education Loans that are Financed Student Loans shall not exceed 20% of the Facility Amount, (ii) if such Consumer Education Loan is an Unguaranteed Loan, if the outstanding Principal Balance of such Unguaranteed Loan is added to the outstanding Principal Balance of all other Consumer Education Loans that are Unguaranteed Loans and that are Financed Student Loans, the aggregate outstanding Principal Balance of all Unguaranteed Loans that are Financed Student Loans shall not exceed 2% of the aggregate outstanding Principal Balance of all Financed Student Loans and (iii) all of the conditions set forth in
Section 5.02(j) for a Borrowing with respect to such Student Loan and for its inclusion in the Coverage Condition shall have been satisfied;

         (u) that with respect to any Consumer Education Loan that has the benefit of a Consumer Education Loan Guarantee Agreement (i) is the subject of a valid Consumer Education Loan Guarantee Agreement with a Consumer Education Guarantor and as to which a Guarantor Event of Default has not occurred, (ii) qualifies the holder thereof to receive Guarantee Payments equal to at least 100% of principal and interest from the Guarantor, (iii) with respect to which Issuer is not in default in any material respect the performance of any of its covenants and agreements made in the applicable Guarantee, and (iv) with respect to which all amounts due and payable to a Guarantor, as the case may be, have been paid in full; and

         (v) if such Student Loan is a FFEL Loan that is not a Federal Consolidation Loan that provides borrowers the Reduced Rate Program, the outstanding Principal Balance of all such FFEL Loans with borrowers who are then paying the reduced interest rate under the Reduced Rate Program does not exceed 20% of the aggregate outstanding Principal Balance of all Eligible Financed Student Loans that are FFEL Loans.

         "ERISA" means the U.S. Employee Retirement Income Security Act of 1974,
          -----
as amended from time to time.

         "Eurodollar Rate" means, for any Collection Period, an interest rate
          ---------------
per annum (rounded upward to the nearest 1/16th of 1%) determined pursuant to the following formula:

         Eurodollar Rate          =                         LIBOR
                                            ------------------------------------
                                            1.00 - Eurodollar Reserve Percentage

         Where,

         "Eurodollar Reserve Percentage" means, for any Collection Period, the
          -----------------------------
maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on the date LIBOR for such Collection Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to "Eurocurrency" funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Collection Period.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to
          -------------------
a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Event of Default" has the meaning set forth in Section 8.01.
          ----------------                               ------------

         "Exchange Act" means the Securities and Exchange Act of 1934, as
          ------------
amended.

         "Expected Interest Collections" means, sum of (i) the amount of
          -----------------------------
interest due or accrued with respect to the Financed Student Loans and payable by the related Obligors thereof during the related Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments, Special Allowance Payments and Insurance Payments estimated to have accrued during such Collection Period whether or not actually received and (iii) Investment Earnings for such Collection Period.

         "Facility Amount" means the lesser of (a) $250,000,000, and (b) the
          ---------------
aggregate amount of the commitments of the then existing Purchasers under the Liquidity Agreement, divided by 1.02, in either case, as such amount may be adjusted pursuant to Section 2.05.
                     ------------

         "Facility Termination Date" means the earliest to occur of (a) August
          -------------------------
31, 2004, (b) the Purchase Termination Date, as defined in the Liquidity Agreement, which on the date of the Agreement is 364 days from the closing date, or such later date designated as the Purchase

Termination Date from time to time pursuant to the Liquidity Agreement (it being understood that the Administrator shall notify Issuer of the designation of such later date; provided that failure to provide such notice shall not limit or
            --------
otherwise affect the obligations of Issuer or the rights of the Administrator, Noteholder, or any other party to the Liquidity Agreement), and (c) the date determined pursuant to Section 8.02.
                       ------------

         "FDIC" means the Federal Deposit Insurance Corporation, or any agency
          ----
succeeding substantially to its responsibilities.

         "Federal Consolidation Loan" means a loan made to an Eligible Borrower
          --------------------------
pursuant to which the Eligible Borrower consolidates two or more of its PLUS Loans, SLS Loans, Stafford Loans or HEAL Loans in accordance with the Higher Education Act.

         "Federal Default Ratio" means the ratio, computed as of the last day of
          ---------------------
any Collection Period, expressed as a percentage, of (i) the Unguaranteed Amount of the aggregate Principal Balance of all Loans which have become Defaulted Financed Student Loans during such Collection Period, divided by (ii) the weighted average aggregate Principal Balance of all Federal Loans during such Collection Period.

         "Federal Funds Rate" means, for any period, the per annum rate set
          ------------------                             ---------
forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
                 ---------
(Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m.
                                                             -------------------
Quotation") for such day under the caption "Federal Funds Effective Rate." If on
---------
any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrator of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrator.

         "Federal Loan" means any FFEL Loan and/or HEAL Loan, as applicable.
          ------------

         "Federal Reserve Board" means the Board of Governors of the Federal
          ---------------------
Reserve System, or any successor thereto or to the functions thereof.

         "Fees" means all fees payable by Issuer pursuant to the Program Fee
          ----
Letter, the Indenture Trustee Fee Letter and the Eligible Lender Trustee Fee Letter.

         "FFEL Guarantee Agreement" means any of, and "FFEL Guarantee
          ------------------------                     --------------
Agreements" means all of, the agreements pursuant to which a FFEL Guarantor
----------
guarantees Student Loans that are

FFEL Loans included or to be included in the Financed Student Loans in effect on August 17, 2001 and any such agreements that thereafter become effective that are approved in writing by the Administrator, in each case as the same may be amended, supplemented or otherwise modified from time to time.

     "FFEL Guarantors" means Pennsylvania Higher Education Assistance Agency and
      ---------------
United States Aid Funds and any other guaranty agency which is authorized to act as a guarantor of FFEL Loans under the FFEL Program, which is in compliance with all regulatory requirements and guidelines, and which has not been specifically excluded by the Administrator as a FFEL Guarantor by written notice to Issuer from the Administrator at the time the Student Loan being guaranteed by such guarantor becomes a Financed Student Loan.

     "FFEL Loan" means a Federal Consolidation Loan, a PLUS Loan, a SLS Loan or
      ---------
a Stafford Loan.

     "FFEL Program" means the Federal Family Education Loan Program authorized
      ------------
under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under
Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

     "Final Payout Date" means the date following the Termination Date on which
      -----------------
the principal and interest of the Note shall have been paid in full and all other amounts payable by Issuer under the Transaction Documents shall have been paid in full.

     "Financed Student Loan" means each Student Loan identified from time to
      ---------------------
time on the Schedule of Financed Student Loans and all other Student Loans acquired or funded, or purported to be acquired or funded, with the proceeds of Noteholder Loans.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Grad Partners" means Grad Partners, Inc., a Delaware corporation.
      -------------

     "Guarantee Agreement" means any of, and "Guarantee Agreements" means all
      -------------------                     --------------------
of, the FFEL Guarantee Agreements and the Consumer Education Loan Guarantee Agreements.

     "Guarantee Payment" means any payment by a Guarantor pursuant to a
      -----------------
Guarantee Agreement in respect of a Financed Student Loan.

     "Guarantor" means a FFEL Guarantor and/or a Consumer Education Loan
      ---------
Guarantor, as applicable.

     "Guarantor Event of Default" means (a) with respect to any FFEL Guarantor,
      --------------------------
the Guarantor becomes ineligible to act as a guarantee agency under the Higher Education Act; and (b) with respect to any Consumer Education Loan Guarantor, the rating by the Rating Agencies on the long-term unsecured debt of such Guarantor shall fall below BBB by S&P or Baa2 by Moody's.

     "HEAL Insurer" means the Secretary of Health and Human Services, as insurer
      ------------
(subject to certain limitations), of HEAL Loans under the HEAL Program.

     "HEAL Loan" means an education loan made to an "eligible graduate student"
      ---------
as defined in and pursuant to the Public Health Service Act.

     "HEAL Program" means the HEAL Program authorized under the Public Health
      ------------
Service Act, which established the program to provide insured HEAL Loans to "eligible graduate students" in schools of medicine, osteopathy, dentistry, veterinary medicine, optometry, podiatry, public health, pharmacy, chiropractic medicine or in programs in health administration, clinical psychology or allied health.

     "Higher Education Act" means the Higher Education Act of 1965, as amended
      --------------------
or supplemented from time to time, or any successor federal act, together with any rules, regulations and interpretations promulgated thereunder.

     "Indemnified Amounts" has the meaning set forth in Section 11.01.
      -------------------                               -------------

     "Indemnified Party" has the meaning set forth in Section 11.01.
      -----------------                               -------------

     "Indenture Trustee" has the meaning set forth in the preamble.
      -----------------                                   --------

     "Indenture Trustee Fee Letter" has the meaning set forth in Section 4.01.
      ----------------------------                               ------------

     "Indenture Trustee's Fees" means the fees paid to the Indenture Trustee by
      ------------------------
Issuer pursuant to the Indenture Trustee Fee Letter.

     "Indenture Trustee's Office" means the office of the Indenture Trustee at
      --------------------------
Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

     "Insurance Payment" means any payment made by the HEAL Insurer in respect
      -----------------
of a Financed Student Loan that is a HEAL Loan pursuant to the HEAL Program.

     "Interest Subsidy Payments" means payments, designated as such, consisting
      -------------------------
of interest subsidies to Issuer by the Department in respect of Student Loans that are FFEL Loans in accordance with the Higher Education Act.

     "Investment Earnings" means, with respect to each Payment Date, all
      -------------------
investment earnings (net of losses and investment expenses) on amount on deposit in the Accounts.

     "Issuer" has the meaning set forth in the preamble.
      ------                                   --------

     "Issuer Order" means a direction letter, in such form as the Indenture
      ------------
Trustee and Issuer may agree to specifying the Eligible Investments that funds in the Collection Account and the Reserve Account shall be invested in pursuant to Section 3.01.
   ------------

     "LIBOR" means the rate of interest per annum determined by the Liquidity
      -----
Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Liquidity Agent by the Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the Noteholder Loans associated with such Collection Period would be offered to major banks in the London interbank market at their request at or about 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Collection Period.

     "Lien" means any interest in property securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt for a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Liquidation Period" means the period commencing on the Termination Date
      ------------------
and ending on the Final Payout Date.

     "Liquidity Agreement" means the Liquidity Asset Purchase Agreement, dated
      -------------------
as of August 17, 2001, among certain financial institutions, as Purchasers, PNC, as Liquidity Agent and Administrator, and the Noteholder, as amended, supplemented or otherwise modified from time to time.

     "Loss Financed Student Loan" has the meaning set forth in Section 3.04(b).
      --------------------------                               ---------------

     "Master Servicer" means Grad Partners, Inc. in its capacity as master
      ---------------
servicer of the Student Loans under the Agreement, together with its successors and permitted assigns.

     "Master Servicer's Fee" means fees payable to the Master Servicer for
      ---------------------
servicing the Financed Student Loans under the Agreement.

     "Material Adverse Effect" with respect to any event or circumstance, means
      -----------------------
a material adverse effect on:

          (i) the business, assets, financial condition or operations of Issuer;

          (ii) the ability of Issuer to perform its obligations under this Agreement or any other Transaction Document;

          (iii) the validity, enforceability or collectibility of this Agreement, any other Transaction Document to which Issuer is a party, a material amount of the Financed Student Loans or the Student Loan Notes, or the Servicing Agreements or the Guarantee Agreements;

          (iv) the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest in the Collateral; or

          (v) a Guarantor's obligation to guarantee payment of a Financed Student Loan.

     "Maturity Date" means, August 25, 2004 as such date may be extended by
      -------------
written consent of the Administrator.

     "Minimum Yield" means, the annualized percentage, calculated on the last
      -------------
day of each month, which is a fraction, the numerator of which is the positive difference, if any, between (x) the Expected Interest Collections for such month and (y) the sum of (i) all fees payable to the Master Servicer or any Sub-Servicers for such month, (ii) all other Fees payable hereunder, and (iii) all interest payable to the Noteholder in respect of the Noteholder Loans for such month pursuant to Section 2.02 and the denominator of which is the average
                  ------------
Principal Balance of all the Financed Student Loans during such monthly period.

     "Monthly Advances" has the meaning set forth in Section 3.05(e).
      ----------------                               ---------------

     "Monthly Rebate Fee" means with respect to any Collection Period, the sum
      ------------------
of the following product calculated for each day in such Collection Period: (a) the rate, expressed as a percentage, established under the FFEL Program divided by 365 or 366, as applicable, times (b) the aggregate outstanding Principal Balance (plus accrued interest) of all Financed Student Loans that are Federal Consolidation Loans on such day and require remittance of a monthly rebate fee.

     "Monthly Report" means a report, in substantially the form of Exhibit
      --------------                                               -------
7.02(c), furnished by Issuer (or the Master Servicer on its behalf) to the
-------
Administrator.

         "Moody's" means Moody's Investors Service, Inc.
          -------

         "Non-Payment Amount" means, as of any date, with respect to any HEAL
          ------------------
Loan that is a Defaulted Financed Student Loan for which a claim for an Insurance Payment with respect to such Student Loan has been refused by the HEAL Insurer, the aggregate outstanding Principal Balance of such Student Loan.

         "Note" has the meaning set forth in Section 2.01.
          ----                               ------------

         "Noteholder" has the meaning set forth in the preamble.
          ----------                                   --------

         "Noteholder Loan" has the meaning set forth in Section 1.01.
          ---------------                               ------------

         "Obligor" means a Person obligated to make payments with respect to a
          -------
Student Loan, including the students, Guarantors and the Department.

         "Payment Date" means (a) prior to the Facility Termination Date, the
          ------------
first day of each calendar month (or, if such day is not a Business Day, the immediately succeeding Business Day) and (b) on and after the Facility Termination Date, each day selected from time to time by the Administrator (it being understood that the Administrator may select such Payment Date to occur as frequently as daily) or, in the absence of any such selection, the date which would be the Payment Date pursuant to clause (a) of this definition.
                                      ----------

         "Person" means an individual, partnership, corporation (including a
          ------
business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

         "PLUS Loan" means a parental loan for undergraduate students, made in
          ---------
accordance with the Higher Education Act.

         "PNC" has the meaning set forth in the preamble.
          ---                                   --------

         "Premium Amortization" means the Related Premium Amount paid for a
          --------------------
Financed Student Loan and amortized as an expense during the applicable time period in accordance with generally accepted accounting principals.

         "Premium Base" means, at any time of determination, the aggregate, for
          ------------
all Stafford Loans, PLUS Loans, HEAL Loans and Consumer Education Loans (which in the case of Consumer Education Loans have the benefit of a Consumer Education Loan Guarantee Agreement the Guarantor of which is TUITIONGard) that are Financed Student Loans that are also Eligible Student Loans, of the Related Premium Amount with respect to such Student Loans.

         "Principal Balance" with respect to any Student Loan means the original
          -----------------
principal amount of such Student Loan, plus capitalized interest thereon, if
                                       ----
any, less payments of principal made by or on behalf of the Obligor of such
     ----
Student Loan.

         "Program Fee" has the meaning set forth in the Program Fee Letter.
          -----------

         "Program Fee Letter" has the meaning set forth in Section 4.01.
          ------------------                               ------------

         "Program Manual" means the Credit and Collection Policy for each
          --------------
program relating to the provision of Consumer Education Loans as approved in writing by the Administrator.

         "Program Support Agreement" means and includes the Liquidity Agreement
          -------------------------
and any other agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of the Noteholder, the issuance of one or more surety bonds for which the Noteholder is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Noteholder to any Program Support Provider of Noteholder Loans (or portions thereof) and/or the making of loans and/or other extensions of credit to the Noteholder in connection with the Noteholder's securitization program, together with any letter of credit, surety bond or other instrument issued thereunder (but excluding any discretionary advance facility provided by the Administrator).

         "Program Support Provider" means and includes any Purchaser and any
          ------------------------
other or additional Person (other than any customer of the Noteholder) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, the Noteholder or issuing a letter of credit, surety bond, guarantee or other instrument to support any obligations arising under or in connection with the Noteholder's securitization program.

         "Proprietary Loan" means except as otherwise approved as such in
          ----------------
writing by the Administrator, a Student Loan, the borrower of which is attending an accredited institution, which institution issues degrees after less than two years and other than a four year degree granting institution.

         "Public Health Service Act" means the Public Health Services Act of
          -------------------------
1975, as amended or supplemented from time to time, or any successor federal act, together with any rules, regulations and interpretations promulgated thereunder.

         "Purchase and Sale Agreement" means (i) the Purchase and Sale Agreement
          ---------------------------
dated as of August 17, 2001 between the Issuer and Grad Partners, Inc., as originator thereunder and (ii) each loan purchase agreement in substantially the form of Exhibit A to the Agreement or in such other form which is approved by
        ---------
the Administrator in writing prior to the execution thereof together with such opinions, UCC financing statements and any other documents as the Administrator may require, in either case as the same may be amended, supplemented, or otherwise modified from time to time with the prior written consent of the Administrator.

         "Purchaser" has the meaning set forth in Section 10.01(b).
          ---------                               ----------------

         "Qualified Institution" means PNC and any bank or trust company which
          ---------------------
has a long-term unsecured debt rating of at least "A2" by Moody's and at least "A" by S&P.

         "Qualifying Hedge Contract" means any amortizing swap contract,
          -------------------------
interest rate cap agreement, swaption or option (or other hedge agreement approved in writing by the Administrator and each of the Ratings Agencies) entered into by Issuer to hedge its interest rate risk with respect to the Financed Student Loans that satisfies each of the following conditions:

               (a) the counterparty thereunder is rated at least "A," "A2" or the equivalent by the Rating Agencies;

               (b) all of Issuer's right, title and interest under such agreement has been pledged by Issuer to the Indenture Trustee under the Indenture, for the benefit of the Secured Parties, the counterparty thereunder has consented to such pledge and has agreed to make all payments thereunder to the Indenture Trustee upon receipt of notice from the Indenture Trustee that an Event of Default has occurred under the Indenture, Issuer has executed all such documents and instruments as may be necessary or, in the opinion of the Administrator, desirable, to effect the assignment of its rights under such agreement to the Indenture Trustee for the benefit of the Secured Parties, and the Indenture Trustee, on behalf of the Secured Parties, shall have the right to cure any defaults by Issuer under such agreement;

               (c) copies of each master agreement entered into with each counterparty and each confirmation issued thereunder shall have been delivered to the Indenture Trustee;

               (d) unless the Administrator shall have otherwise agreed in writing, Issuer shall not have any payment obligations thereunder other than a single upfront payment obligation, which upfront payment obligation shall be required to have been performed in full before such swap agreement, cap agreement, swaption or option (or other agreement) shall qualify as a Qualifying Hedge Contract; and

               (e) the strike price with respect to such swap agreement, cap agreement, swaption or option (or other agreement) shall provide for an all-in borrowing rate acceptable to the Administrator, covering the then existing Financed Student Loans and based on the expected amortization schedule of the existing Financed Student Loans.

         "Ratings Agencies" means Moody's and S&P.
          ----------------

         "Reduced Rate Program" means the program that provides borrowers of
          --------------------
Stafford Loans an interest rate that is up to 2.25% less than the maximum interest rate specified under the Higher

Education Act, effective after 48 consecutive on-time payments have been received and posted by the applicable Sub-Servicer, or such other terms as approved by the Administrator in writing.

         "Reassignment Amount" has the meaning set forth in Section 6.02.
          -------------------                               ------------

         "Reference Bank" means PNC.
          --------------

         "Regulation D" means Regulation D of the Federal Reserve Board, or any
          ------------
other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

         "Regulatory Change" means, relative to any Affected Party:
          -----------------

               (a) any change after the date of this Agreement in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

                    (i) United States federal or state law or foreign law applicable to such Affected Party;

                    (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or
                              -------------
               other authority having jurisdiction over such Affected Party; or

                    (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or
                                      -------------    -------

               (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.
                                    -------------  -------    --------

         "Rehab Loan" means a Federal Consolidation Loan that consolidates one
          ----------
or more Defaulted Student Loans.

         "Reimbursement Contract" means the agreements between the FFEL
          ----------------------
Guarantors and the Department providing for the payment by the Secretary of amounts authorized to be paid pursuant to the Higher Education Act, including, without limitation, reimbursement of amounts paid or payable upon Defaulted Student Loans that are FFEL Loans, Interest Subsidy Payments and Special Allowance Payments to holders of Student Loans that are FFEL Loans.

         "Reimbursement Payment" means any payment by the Secretary pursuant to
          ---------------------
a Reimbursement Contract in respect of a Student Loan that is an FFEL Loan.

         "Related Premium Amount" means, at any time of determination in the
          ----------------------
case of any Student Loan that is an Eligible Student Loan and that may be financed at a premium, an amount equal to the product of (i) the Principal Balance of such Student Loan plus accrued and unpaid interest thereon, times
(ii) the rate set forth on the latest version of the Applicable Schedule of Premium Base Amounts (which schedule has been approved by the Administrator) as the rate in connection with premiums available for funding under the Agreement with respect to such Student Loan at such time.

         "Related Security" means, with respect to any Financed Student Loan:
          ----------------
(a) all of Issuer's right, title and interest in and to the Student Loan Note(s) and all other agreements that relate to such Financed Student Loan; (b) all of Issuer's right, title and interest under any Guarantee Agreement related thereto; (c) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Financed Student Loan, whether pursuant to the Student Loan Note related to such Financed Student Loan or otherwise; (d) all UCC financing statements covering any collateral securing payment of such Financed Student Loan; (e) all other guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Financed Student Loan; and (f) all rights of Issuer with respect to such Financed Student Loan under the related Servicing Agreement.

         "Repayment" means the period of time during which a borrower under a
          ---------
Student Loan is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Student Loan Note(s) executed by such borrower.

         "Reserve Account" means the account established at a Qualified
          ---------------
Institution, in the name of the Indenture Trustee, for the benefit of the Noteholder, which account has been designated as the Reserve Account, and any other account designated as the Reserve Account by the Indenture Trustee or the Administrator.

         "Reserve Account Available Amount" has the meaning set forth in Section
          --------------------------------                               -------
3.04(b).
------
         "Reserve Account Minimum Balance" means at any time, an amount equal to
          -------------------------------
0.10% of the Facility Amount.

         "Revolving Period" means the period commencing on the date hereof and
          ----------------
ending on the Termination Date.

         "Schedule of Financed Student Loans" a listing of certain Student Loans
          ----------------------------------
of Issuer delivered to and held by the Indenture Trustee (or set forth on the Master Servicer's or any applicable Sub-Servicer's system) pursuant to Section 5.03 (which Schedule may
                                              ------------
be in the form of microfiche or computer file or other medium acceptable to the Indenture Trustee), as from time to time amended, supplemented, or modified, which Schedule shall be the master list of all Student Loans then subject to the Lien of the Indenture and included in the Collateral.

         "Schedule of FFEL Premium Base Amounts" means a listing from time to
          -------------------------------------
time, as approved by the Administrator, of the premiums with respect to FFEL Loans that Issuer is permitted to finance under the Agreement, as provided by the Administrator to the Issuer from time to time.

         "Schedule of HEAL Premium Base Amounts" means a listing from time to
          -------------------------------------
time, as approved by the Administrator, of the premiums with respect to HEAL Loans that Issuer is permitted to finance under the Agreement, as provided by the Administrator to the Issuer from time to time.

         "Schedule of Private Premium Base Amounts" means a listing from time to
          ----------------------------------------
time, as approved by the Administrator, of premiums with respect to Consumer Education Loans that have the benefit of a Consumer Education Loan Guarantee Agreement the Guarantor of which is TUITIONGard, that Issuer is permitted to finance under the Agreement, as provided by the Administrator to the Issuer from time to time.

         "Secretary" means the Secretary of the Department or an official or
          ---------
employee of the Department acting for the Secretary under a delegation of authority.

         "Secured Parties" means Noteholder, the Administrator, the Indemnified
          ---------------
Parties and the Affected Parties, as their respective interests appear under the Agreement.

         "Servicer Event of Default" means: (i) the Master Servicer shall fail
          -------------------------
in any material respect to perform or observe any term, covenant or agreement that is an obligation of the Master Servicer under a Servicing Agreement (other than as referred to in clause (ii) below) and such failure continues unremedied
                       -----------
for thirty days after (a) written notice thereof shall have been given by the Administrator or Noteholder to Issuer or the Master Servicer or (b) the Master Servicer has actual knowledge thereof; (ii) the Master Servicer shall fail to make any payment or deposit to be made by it under a Servicing Agreement when due and such failure shall remain unremedied for three Business Days; (iii) any representation or warranty made or deemed to be made by the Master Servicer (or any of its officers) under or in connection with a Servicing Agreement or any information or report delivered pursuant to a Servicing Agreement shall prove to have been false or incorrect in any material respect when made and such condition shall remain unremedied for 30 days after (a) written notice thereof shall have been given by the Administrator or Noteholder to the Master Servicer or (b) the Master Servicer has actual knowledge thereof; (iv) an Event of Bankruptcy shall have occurred with respect to the Master Servicer; (v) (a) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by Issuer to the Administrator prior to the execution and delivery of the Indenture is pending against the Master Servicer or any of its Affiliates at the time of execution hereof, or (b) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (a) or (b), in the opinion
                                               ---------     ---
of the Administrator, has a reasonable likelihood of having a Servicer Material Adverse Effect with respect to the Master Servicer; and (vi) there shall exist any event or occurrence that has a reasonable likelihood of causing a Servicer Material Adverse Effect.

         "Servicer Material Adverse Effect" means with respect to the Master
          --------------------------------
Servicer and any event or circumstance, a material adverse effect on:

                  (i) the business, assets, financial condition or operations of the Master Servicer;

                  (ii) the ability of the Master Servicer to perform its obligations under any Transaction Document to which it is a party;

                  (iii) the collectibility or enforceability of a material amount of the Financed Student Loans, or any Guarantee Agreement or Reimbursement Contract with respect to a material amount of the Financed Student Loans; or

                  (iv) the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest in the Collateral.

         "Servicer Repurchase Amount" has the meaning set forth in Section 12.05
          --------------------------                               -------------
of the Agreement.

         "Servicing Agreement" means each servicing agreement entered into
          -------------------
between the Master Servicer and the applicable Sub-Servicer with respect to the servicing of Student Loans, as the same may be amended, supplemented or otherwise modified from time to time.

         "SLS Loan" means a loan made to an Eligible Borrower designated as such
          --------
that is made under the Supplemental Loans for Students Program in accordance with the Higher Education Act.

         "Solvent" means, with respect to any Person at any time, a condition
          -------
under which:

                  (i) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

                  (ii) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts", for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);

                  (iii) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

                  (iv) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

For purposes of this definition:

                  (A) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                  (B) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

                  (C) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

                  (D) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms length transaction in an existing and not theoretical market.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies,
          ---
Inc.

         "Special Allowance Payments" means payments, designated as such,
          ------------------------------------------
consisting of effective interest subsidies by the Department in respect of Student Loans that are FFEL Loans to Issuer in accordance with the Higher Education Act.

         "Stafford Loan" means a loan made to an Eligible Borrower designated as
          -------------
such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act, including subsidized loans and Unsubsidized Loans.

         "Student Loan" means an FFEL Loan, a HEAL Loan or a Consumer Education
          ------------
Loan.

         "Student Loan Notes" means the promissory notes or other writings
          ------------------
evidencing the Student Loans.

         "Sub-Servicer" has the meaning set forth in Section 12.10 of the
          -----------                                -------------
Agreement.

         "Subsidiary" means a corporation of which the relevant Person and/or
          ----------
its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

         "TERI" means The Education Resources Institute, a private, non-profit
          ----
Massachusetts corporation.

         "Termination Date" means the earlier of (i) the Business Day which
          ----------------
Issuer so designates by notice to the Administrator at least 60 days in advance and (ii) the Facility Termination Date.

         "Termination Fee" with respect to any Noteholder Loan means the amount,
          ---------------
if any, by which (i) the additional interest that would have accrued on such Noteholder Loan during its current Collection Period if the outstanding principal amount of such Noteholder Loan had not been repaid prior to the Payment Date for such Collection Period exceeds (ii) the income, if any, that the Noteholder will receive by investing the proceeds for such principal repayment in investments that are permissible for the Noteholder and that will mature on such Payment Date.

         "Total Outstanding Principal" at any time means the sum of (a)
          ---------------------------
aggregate amount disbursed to the Issuer by the Noteholder in respect of principal in connection with the funding of any Noteholders Loan (or portion thereof) pursuant to the Agreement, minus (b) any payments made by the Issuer
                                    -----
and actually received by or on behalf of the Noteholder and applied to reduce the principal balance of any Noteholder Loan pursuant to Section 2.03 of the
                                                         ------------
Agreement, plus (c) all accrued and unpaid interest with respect to the
           ----
Noteholder Loans which is "capitalized" by the Noteholder or the Administrator on its behalf in connection with the Noteholder's commercial paper program; provided, however, that if the Total Outstanding Principal shall have been
--------  -------
reduced, pursuant to clause (b) above, by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Total Outstanding Principal shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

         "Transaction Documents" means this Agreement, the Note, the Program Fee
          ---------------------
Letter, the Indenture Trustee Fee Letter, the Eligible Lender Trustee Fee Letter, the Servicing Agreements, the Guarantee Agreements, the Reimbursement Agreement, the Purchase and Sale Agreements, any Qualifying Hedge Contract, and the other documents to be executed and delivered in connection herewith.

         "Trigger Rate" means, as to any Guarantor, such Guarantor's default
          ------------
rate as defined in Section 428(c)(1)(B) of the Higher Education Act.

         "TUITIONGard" means the TUITIONGard(TM) student loan insurance program
          -----------
pursuant to which Landmark American Insurance Company (or its successors) insures certain Consumer Education Loan.

         "UCC" means the Uniform Commercial Code as from time to time in effect
          ---
in the applicable jurisdiction or jurisdictions.

         "Unamortized Premium" means the remaining amount of the Related Premium
          -------------------
Amount at any time pursuant to Premium Amortization.

         "Unanticipated Changes" with respect to the FFEL Program or the HEAL
          ---------------------
Program, means any material change to the FFEL Program or HEAL Program, as applicable.

         "Unguaranteed Amount" means, as of any date, (a) with respect to any
          -------------------
FFEL Loan, that portion, if any, of the Principal Balance of such Financed Student Loan that is not contractually guaranteed pursuant to the related Guarantee Agreement as of the effective date of such Guarantee Agreement (or as of the date of any subsequent amendments thereto), (b) with respect to any HEAL Loan, the Non-Payment Amount and (c) with respect to any Consumer Education Loan, the Defaulted Amount.

         "Unmatured Event of Default" means any event which, with the giving of
          --------------------------
notice or lapse of time, or both, would become an Event of Default.

         "Unsubsidized Loans" means Stafford Loans that are not subsidized by
          ------------------
the Department as set forth in Section 428H of the Higher Education Act (20 U.S.C. (S)1078-8).

         B.  Other Terms. All accounting terms not specifically defined herein
             -----------
shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

         C.  Computation of Time Periods. Unless otherwise stated in this
             ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                               Schedule 6.01(k)


               List of Offices of Issuer where Records Are Kept


12760 High Bluff Drive
Suite 201A
San Diego, CA 92130

                                 Exhibit 1.02



                           Form of Borrowing Notice

                                                                    Exhibit 1.02

                           Form of Borrowing Notice
                           ------------------------

                                  [DATE     ]

PNC Bank,National Association,
 as Administrator
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pa.  15222-2707

Attention:  Roger W. Saylor

Ladies and Gentlemen:

     All capitalized terms used but not otherwise defined herein are defined in the Indenture dated as of August 17, 2001 (as amended, supplemented or modified from time to time, the "Indenture") among the undersigned, Market Street Funding Corporation, as Noteholder, PNC Bank, National Association as Administrator, Grad Partners, Inc., as Master Servicer, and Fifth Third Bank, as Indenture Trustee and as Eligible Lender Trustee, and have the same meanings when used herein.

     The undersigned refers to the Indenture and hereby gives you notice, irrevocably, pursuant to Section 1.02 of the Indenture that the undersigned hereby requests a Borrowing (the "Requested Borrowing") under the Indenture, and in that connection sets forth below the information relating to the Requested Borrowing as required by Section 1.02(a) of the Indenture:

             (i)    The Borrowing Date of the Requested Borrowing is [ Date ];

             (ii)   The principal amount of the Requested Borrowing is [$    ];

             (iii)  The Aggregate Investment after giving effect to such
                    borrowing shall be [$         ].

     The proceeds of the Requested Borrowing will be used to purchase or otherwise fund Student Loans on the Borrowing Date. The undersigned hereby certifies as of the date hereof, and as of the Borrowing Date of the Requested Borrowing, as follows:

             (a) the representations and warranties contained in Section 6.01 of the Indenture are correct after giving effect to the Requested Borrowing and to the application of the Proceeds therefrom, as through made on and as of such dates;

             (b) no event has occurred and is continuing, or would result from such Requested Borrowing or from the application of the proceeds therefrom, that constitutes an Event of Default or an Unmatured Event of Default; and
             (c) the original Student Loan Notes, if any, that will be acquired or otherwise financed with the proceeds of the Requested Borrowing have been delivered to the Sub-Services of an approved bailee.

                           [signature page follows]

IN WITNESS WHEREOF, we have caused this Borrowing Notice to be executed and delivered by the undersigned on the date first written above.

Very truly yours,

GRAD PARTNERS PREMIER, LLC


By:_____________________________

Name:
Title:

                                 Exhibit 1.04



                         Form of Release Certification

                                                                    EXHIBIT 1.04

                   FORM OF REQUEST FOR RELEASE OF COLLATERAL

                                    [Date]

PNC Bank,
National Association,
as Indenture Trustee
201 East Fifth Street, 2nd Floor
Cincinnati, Ohio 45202

PNC Bank, National Association,
as Administrator
249 Fifth Avenue
Pittsburgh, Pennsylvania  15222

Ladies and Gentlemen:

     Reference is hereby made to the Indenture dated as of August 17, 2001 (as amended through the date hereof, the "Indenture"), among Grad Partners Premier, LLC, as Issuer (the "Issuer"), Market Street Funding Corporation, as Noteholder (the "Noteholder"), PNC Bank, National Association, as Administrator (the "Administrator"), Fifth Third Bank, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Eligible Lender Trustee (in such capacity, the "Eligible Lender Trustee"), and Grad Partners, Inc., as Master Servicer. Capitalized terms used but not otherwise defined herein, shall have the meaning assigned to such terms in the indenture.

     This letter constitutes a Notice of Release pursuant to Section 1.04 of the
                                                             ------------
Indenture. The Issuer desires to sell or otherwise dispose of the Financed Student Loans identified on Exhibit A attached hereto in connection with a
                            ---------
[sale/securitization/other disposition] and hereby requests that the Indenture Trustee release its security interest in such Financed Student Loans.

     The Issuer hereby represents and warrants as of the date hereof that before and after giving effect to the release requested herein:

             (i) there shall not exist any Event of Default or Unmatured Event of Default;

             (ii) the Coverage Condition is met (as demonstrated in the pro forma Coverage Condition Certificate attached hereto as Exhibit B); and
                    ---------

             (iii) the Noteholder is not materially and adversely affected by the selection made by the Issuer of the Financed Student Loans in comparison to (i) lenders whose loans to the Issuer are secured by Student Loans not pledged hereunder or (ii) purchasers of Student Loans from the Issuer (through the Eligible Lender Trustee) in connection with any asset securitization occurring during the Revolving Period.

     IN WITNESS WHEREOF, the undersigned has caused this Notice of Release to be executed by its duly authorized officer as of the date first above written.



                                                GRAD PARTNERS PREMIER, LLC



                                                By:________________________
                                                Name Printed:______________
                                                Title:_____________________

                                 Exhibit 2.01



                                 Form of Note

                                                                    EXHIBIT 2.01

                                 FORM OF NOTE

$[_____________]                                        [_____________], 20[___]


     FOR VALUE RECEIVED, the undersigned, Grad Partners Premier, LLC (the "Issuer"), hereby promises to pay to the order of MARKET STREET FUNDING
 ------
CORPORATION (the "Noteholder"), on or before the Maturity Date (as defined in
                  ----------
the Indenture referred to below), the principal amount of [____________] ($[____________]), or, if less, the aggregate unpaid principal amount of all of the Noteholder Loans (as defined in the Indenture, dated as of August 17, 2001, among the Issuer, Noteholder, PNC Bank, National Association, as Administrator, Fifth Third Bank, as Indenture Trustee and as Eligible Lender Trustee, and Grad Partners, Inc., as Master Servicer (as the same may be amended, modified or supplemented from time to time, called the "Indenture")) made by the Noteholder
                                            ---------
to the Issuer pursuant to the Indenture (as shown in the records of the Administrator or, at the Administrator's option, on the schedule attached hereto and any continuation thereof). Each Noteholder Loan shall be payable from time to time in amounts as provided in the Indenture, and in any event shall be payable on the Maturity Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Indenture.

     The undersigned also promises to pay interest on the unpaid principal amount of each Noteholder Loan evidenced by this Note from the date of such Noteholder Loan until such Noteholder Loan is paid in full, at the rates and payable on the dates specified in the Indenture.

     This Note evidences indebtedness incurred as Noteholder Loans under, and is entitled to the benefits of, the Indenture, to which Indenture reference is hereby made for a statement of its terms and conditions, including those under which the maturity of this Note may be accelerated. Upon the occurrence of an Event of Default as specified in the Indenture, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable.

     Notwithstanding any provision of this Note, the obligations of the Issuer hereunder are limited obligations of the Issuer payable solely from the Collateral, and, subject to Section 13.12 of the Indenture, neither the Issuer nor any of its officers, directors, employees or stockholders shall be individually or personally liable under this Note for such obligations.

     This Note is secured by and entitled to the benefits specified in Section
1.03 of the Indenture, and reference is hereby made to such Section 1.03 for a description of the nature and extent of the collateral and the rights of the parties to and beneficiaries of the Indenture in respect of such collateral.

     In addition to and not in limitation of the foregoing and the provisions of the Indenture, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay on demand all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                         (continued on following page)

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York.



                                                GRAD PARTNERS PREMIER, LLC



                                                By:____________________________
                                                 Name:
                                                 Title

                                Exhibit 5.02(d)



                    Form of Coverage Condition Certificate

                                                                                           EXHIBIT 5.02(d)
                          GRAD PARTNERS PREMIER, LLC

     FORM OF COVERAGE CONDITION CERTIFICATE
A.   MINIMUM YIELD CALCULATION
     1.  Weighted Average Yield
     2.  CP Rate plus Fees (as % of Facility Amount)
     3.  Minimum Yield - this period (A-B)                    ---------------
           Minimum Yield - 1st prior period                   ---------------
           Minimum Yield - 2nd prior period                   ---------------
         3 month average Minimum Yield                                                      #DIV/0!
                                                                                   =======================

B.   FACILITY AMOUNT                                                               $      150,000,000
                                                                                   -----------------------

C.   OUTSTANDING LOAN BALANCE (CAPITAL)                                            $                -
                                                                                   -----------------------

D.   FFELP STUDENT LOANS:
         Principal Balance                                                 -
                                                              ---------------
         Accrued Interest                                                  -
                                                              ---------------
         Unamortized Premium                                               -
                                                              ---------------
         Defaulted FFEL loan             (Unguaranteed Amt.)               -
                                                              ---------------
     Total FFELP                                                                   $                -
                                                                                   -----------------------
E.   CONSUMER EDUCATION LOANS:
     Self Guaranteed:
         Principal Balance                                    ---------------
         Accrued Interest                                     ---------------
         Unamortized Premium/(Discount)                       ---------------
         Defaulted during period                              ---------------
         Total Self Guaranteed                                                     $                -
         % of Facility Amount                                                      -----------------------


                                                              ---------------
     Guaranteed CEL:                                          ---------------
         Principal Balance                                    ---------------
         Accrued Interest                                     ---------------
         Unamortized Premium/(Discount)                       ---------------
         Defaulted during period (Unguaranteed Amount)        ---------------
         Total Self Guaranteed                                                     $                -
         % of Facility Amount                                                      -----------------------


     Total Consumer Education                                                      $                -
                                                                                   -----------------------

F.   ACCOUNT BALANCES:
         Collection Account                                   ---------------
         Disbursement Account                                 ---------------
         Reserve Account                                      ---------------
         Other Investments & Accruals                         ---------------
     Total Balances                                                                $                -

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
G.       COMPLIANCE                                                                                   Y/N
     a.  Coverage Condition
           [(D+E+F)/C]                                    0.00%          **  100.1%                    N
                                             -----------------
     b.  3 Mo.Avg. Min. Yield                             0.00%          *    0.50%                    N
                                             -----------------
     c.  % Guaranteed CEL Loans                              0          ***   25.0%                    Y
                                             -----------------
     d.  % Unguaranteed CEL Loans                            0          ***    2.0%                    Y
                                             -----------------
     e.  % Rehab Consolidation Loans                      0.00%         ***    2.0%                    Y
                                             -----------------
     f.  % Proprietary FFEL Loans                         0.00%         ***    5.0%                    Y
                                             -----------------
     g.  % CEL * 180 days
           past due + defaults                    #DIV/0!                  ****5.0%                  #DIV/0!
                                             -----------------

     h.  FFEL premium advances                    #DIV/0!                 ****5.85%                  #DIV/0!
---------------------------------------------------------------------------------------------------------------
* means more than
** means more than equals to
*** means less than
**** means less than equals to

The undersigned hereby represents and warrants that this Coverage Condition
Certificate is a true and accurate accounting with respect to the Indenture dated as of August 17, 2001, among Grad Partners Premier, LLC, as Issuer, and
PNC Bank, National Association, as Administrator for certain other parties thereto.

GRAD PARTNERS PREMIER, LLC



---------------------------------------------                  ------------------------------
Name:                                                          Date
Title:

---------------------------------------------------------------------------------------------------------------------------

                                Exhibit 7.02(c)



                            Form of Monthly Report

                                                                 Exhibit 7.02(c)

                            FORM OF MONTHLY REPORT

PNC Bank, National Association, as Administrator
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Attn: Joy Damico/John Smathers

Ladies and Gentlemen;

     All capitalized terms used but not otherwise defined herein are defined in the Indenture dated as of August 17, 2001 among the undersigned, Market Street Funding Corporation, as Noteholder, PNC Bank, N.A. as Administrator, Fifth Third Bank as Indenture Trustee and as Eligible Lender Trustee, and Grad Partners, Inc. as Master Servicer, and have the same meanings when used herein.

The undersigned hereby certifies that it is in full compliance with Section 8.01, no Servicer Event of Default has occurred and that the information attached hereto as the Monthly Coverage Condition Certificate and Compliance, Servicer Portfolio report and the Guarantor and Servicer Reporting Requirements
is correct as of the last day of [                       ]:

The undersigned hereby represents and warrants that this Monthly Report is a true and accurate accounting with respect to the Indenture dated as of August 17, 2001.

IN WITNESS WHEREOF, we have caused this Form of Monthly Report to be executed and delivered by the undersigned on the date as written below.

Very truly yours,


GRAD PARTNERS PREMIER, LLC                          DATE:__________________



By:___________________________
Name:
Title:

                                         GUARANTOR AND SERVICER REPORTING REQUIREMENTS

------------------------------------------------------------------------------------------------------------------------------
                 Most Recent Annual                        Most Recent
                  Audited Financial          Date             Annual            Trigger Rate         Date
 Guarantor       Statements Received       Delivered       Trigger Rates          Reported         Delivered
                                                             Received
------------------------------------------------------------------------------------------------------------------------------



                                                                                Most Recent
                 Most Recent Annual                        Reported Due          Procedural
                  Audited Financial           Date          Diligence              Review            Date
 Servicer        Statements Received       Delivered         Error Rate           Received         Delivered
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------


                        [Coverage Condition to follow]